Exhibit 10.2

MSA #5081101

MASTER SECURITY AGREEMENT

No. 5081101

Dated as of September 21, 2005 (“Agreement”)

THIS AGREEMENT is between Oxford Finance Corporation (together with its successors and assigns, if any, “Secured Party”) and Biolex, Inc. (“Debtor”). Secured Party has an office at 133 N. Fairfax Street, Alexandria, VA 22314. Debtor is a corporation organized and existing under the laws of the state of Delaware. Debtor’s mailing address and chief place of business is 158 Credle St., Pittsboro, NC 27312.

1.	CREATION OF SECURITY INTEREST.

Debtor grants to Secured Party, its successors and assigns, a security interest in and against all property listed on any collateral schedule now or in the future annexed to or made a part of this Agreement (“Collateral Schedule”), and in and against all additions, attachments, accessories and accessions to such property, all substitutions, replacements or exchanges therefore, and all insurance and/or other proceeds thereof (all such property is individually and collectively called the “Collateral”). This security interest is given to secure the payment and performance of all debts, obligations and liabilities of Debtor to Secured Party, now existing or arising in the future, under the Promissory Notes from time to time identified on any Collateral Schedule (collectively “Notes” and each a “Note”), and any renewals, extensions and modifications of such debts, obligations and liabilities (such Notes, debts, obligations and liabilities are called the “Indebtedness”).

2.	REPRESENTATIONS, WARRANTIES AND COVENANTS OF DEBTOR.

Debtor represents, warrants and covenants as of the date of this Agreement and as of the date of each Collateral Schedule that:

(a)	Due Organization. Debtor’s exact legal name is as set forth in the preamble of this Agreement and Debtor is, and will remain, duly organized, existing and in good standing under the laws of the State set forth in the preamble of this Agreement, has its chief executive offices at the location specified in the preamble, and is, and will remain duly qualified and licensed in every jurisdiction wherever necessary to carry on its business and operations;

(b)	Power and Capacity to Enter Into and Perform Obligations. Debtor has adequate power and capacity to enter into, and to perform its obligations under this Agreement, each Collateral Schedule, each Note and any other ‘documents evidencing, or given in connection with, any of the Indebtedness (all of the foregoing are called the “Debt Documents”);

(c)	Due Authorization. This Agreement and the other Debt Documents have been duly authorized, executed and delivered by Debtor and constitute legal, valid and binding agreements enforceable in accordance with their terms, except to the extent that the enforcement of remedies may be limited under applicable bankruptcy and insolvency laws;

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(d)	Approvals and Consents. No approval, consent or withholding of objections is required from any governmental authority or instrumentality with respect to the entry into, or performance by Debtor of any of the Debt Documents, except any already obtained;

(e)	No Violations or Defaults. Debtor has obtained the consent of its Board of Directors and the majority of its Series AA2 Preferred Shareholders to this Agreement and the other Debt Documents and the transactions contemplated hereby and thereby-as such, the entry into, and performance by, Debtor of the Debt Documents will not (i) violate any of the organizational documents of Debtor or any judgment, order, law or regulation applicable to Debtor, or (ii) result in any breach of or constitute a default under any contract to which Debtor is a party, or result in the creation of any lien, claim or encumbrance on any of Debtor’s property (except for liens in favor of Secured Party) pursuant to any indenture, mortgage, deed of trust, bank loan, credit agreement, or other agreement or instrument to which Debtor is a party;

(f)	Litigation. There are no suits or proceedings pending in court or before any commission, board or other administrative agency against or affecting Debtor which could, in the aggregate, have a material adverse effect on Debtor, its business or operations, or its ability to perform its obligations under the Debt Documents, nor does Debtor have reason to believe that any such suits or proceedings are threatened;

(g)	Solvency. The fair salable value of Debtor’s assets (including goodwill minus disposition costs) exceeds the fair value of its liabilities; the Debtor is not left with unreasonably small capital after the transactions in this Agreement or any Collateral Schedule and Debtor is able to pay its debts (including trade debts) as they mature.

(h)	Financial Statements Prepared In Accordance with GAAP. All financial statements delivered to Secured Party in connection with the Indebtedness have been prepared in accordance with generally accepted accounting principles, and since the date of the most recent financial statement, there has been no material adverse change in Debtor’s financial condition;

(i)	Use of Collateral. The Collateral is not, and will not be, used by Debtor for personal, family or household purposes;

(j)	Collateral in Good Condition and Repair. The Collateral is, and will remain, in good condition and repair and Debtor will not be negligent in its care and use;

(k)	Location of Collateral. All of the tangible Collateral is located at the locations set forth on each Collateral Schedule. Debtor shall give the Secured Party 30 days prior written notice-of any relocation of any Collateral;

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(l)	Ownership of Collateral. Debtor is, and will remain, the sole and lawful owner, and in possession of, the Collateral, and has the sole right and lawful authority to grant the security interest described in this Agreement;

(m)	Encumbrances. The Collateral is, and will remain, free and clear of all liens, claims and encumbrances of any kind whatsoever, except for Permitted Liens;

(n)	Intellectual Property Rights. Debtor will (i) protect, defend and maintain the validity and enforceability of the Intellectual Property and promptly advise Secured Party in writing of material infringements and (ii) not allow any Intellectual Property material to Debtor’s business to be abandoned, forfeited or dedicated to the public without Secured Party’s written consent.

(o)	Taxes. All federal, state and local tax returns required to be filed by Debtor have been filed with the appropriate governmental agencies and all taxes due and payable by Debtor have been timely paid. Debtor will pay when due all taxes, assessments and other liabilities except as contested in good faith and by appropriate proceedings and for which adequate reserves have been established;

(p)	No Defaults. No event or condition exists under any material agreement, instrument or document to which Debtor is a party or may be subject, or by which Debtor or any of its properties are bound, which constitutes a default or an event of default thereunder, or will, with the giving of notice, passage of time, or both, would constitute a default or event of default thereunder;

(q)	Certification of Financial Information. All reports, certificates, schedules, notices and financial information submitted by Debtor to the Secured Party pursuant to this Agreement shall be certified as true and correct by the president or chief financial officer of Debtor; and

(r)	Notice of Material Adverse Change. Debtor shall give the Secured Party prompt written notice of any event, occurrence or other matter which (a) has resulted or may result in a material adverse change in its financial condition, business operations, prospects, product development, technology, or business or contractual relations with third parties of Debtor, or (b) which would impair the ability of Debtor to perform its obligations hereunder or under any of the other financing agreements to which it is a party, or (c) which would impair the ability of Secured Party to enforce the Indebtedness or realize upon the Collateral.

(s)	[paragraph intentionally omitted]

(t)	[paragraph intentionally omitted]

(u)	Audits. Debtor shall allow Secured Party to audit Debtor’s Collateral at Debtor’s expense. Such audits will be conducted no more often than every six (6) months unless a default has occurred and is continuing.

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(v)	Perfection Certificate. Debtor has previously delivered to the Secured Party a certificate signed by the Debtor and entitled “Perfection Certificate” (the “Perfection Certificate”). The Debtor represents and warrants to the Secured Party as follows: (a) the Debtor’s exact legal name is that indicated on the Perfection Certificate and on the signature page hereof, (b) the Debtor is an organization of the type, and is organized in the jurisdiction set forth in the Perfection Certificate, (c) the Perfection Certificate accurately sets forth the Debtor’s organizational identification number or accurately states that the Debtor has none, (d) the Perfection Certificate accurately sets forth the Debtor’s place of business or, if more than one, its chief executive office, as well as the Debtor’s mailing address, if different, (e) all other information set forth on the Perfection Certificate pertaining to the Debtor is accurate and complete, and (f) that there has been no change in any information provided in the Perfection Certificate since the date on which it was executed by the Debtor

(w)	Primary Account and Wire Transfer Instructions. Debtor maintains its Primary Account (the “Primary Operating Account”) and the Wire Transfer Instructions for the Primary Operating Account are as follows:

Bank of America

Street Address: 301 S. Kings Drive Charlotte, NC

ABA No.: 053 000 196

Account No.: 650708943

Account Name: Biolex, Inc.

Debtor hereby agrees that Loans will be advanced to the account specified above and, unless given alternate primary account information by November 1, 2005, regularly scheduled payments will be automatically debited from the same account.

(x)	Right to Invest. So long as this Agreement or any Note remain in effect:

(i)	Debtor will, if it so elects in its reasonable sole discretion, provide Secured Party (A) reasonable prior written notice of each Subsequent Financing containing the terms, conditions and pricing of each Subsequent Financing, and (B) a reasonable opportunity in the Secured Party’s discretion to invest up to $500,000 in each of such Subsequent Financings on the same terms, conditions and pricing offered to the investors in such financings.

(ii)	If Debtor at any time shall amend its Third Amended and Restated Investor Rights Agreement (“Investor Rights Agreement”) in any way that results in a change of the terms thereof that would allow Secured Party to be included in the group of Investors to whom investment rights are given without an amendment or waiver by other Investors who are parties to the Investor Rights Agreement being required, then Debtor shall grant to Secured Party an absolute right (but not an obligation) to invest up to $500,000 in each of the Debtor’s Subsequent Financings on the same terms, conditions and pricing offered to the lead investor of such financing. Debtor shall give Secured Party at least thirty (30) days prior written notice of each Subsequent Financing containing the terms, conditions and pricing of each Subsequent Financing.

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As used herein, “Subsequent Financing” shall mean the next and any future round of private equity financing in which the Debtor receives, in the aggregate, at least Two Million Dollars ($2,000,000.00) of gross cash proceeds (excluding any bridge debt financing except to the extent actually converted to equity in the Debtor.

3.	COLLATERAL.

The Debtor, covenants and agrees that, so long as any of the Debt Documents shall remain in effect, or unless the Secured Party shall otherwise consent in writing:

(a)	Possession of Collateral; Inspection of Collateral. Until the declaration of any default, Debtor shall remain in possession of the Collateral; except that Secured Party shall have the right to possess (i) any chattel paper or instrument that constitutes a part of the Collateral, and (ii) any other Collateral in which Secured Party’s security interest may be perfected only by possession. Secured Party may inspect any of the Collateral during normal business hours after giving Debtor reasonable prior notice.

(b)	Maintenance of Collateral. Debtor shall (i) use the Collateral only in its trade or business, (ii) maintain all of the Collateral in good operating order and repair, normal wear and tear excepted, (iii) use and maintain the Collateral only in compliance with manufacturers recommendations and all applicable laws, and (iv) keep all of the Collateral free and clear of all liens, claims and encumbrances (except for Permitted Liens).

(c)	Disposition of Collateral. Secured Party does not authorize and Debtor agrees it shall not (i) part with possession of any of the Collateral (except to Secured Party or for maintenance and repair), (ii) remove any of the Collateral from the continental United States, or (iii) sell, rent, lease, mortgage, license, grant a security interest in or otherwise transfer or encumber (except for Permitted Liens) any of the Collateral.

(d)	Taxes. Debtor shall pay promptly when due all taxes, license fees, assessments and public and private charges levied or assessed on any of the Collateral, on its use, or on this Agreement or any of the other Debt Documents. At its option, in the event Debtor fails to do so within five (5) days of the due date, Secured Party may discharge taxes, liens, security interests or other encumbrances at any time levied or placed on the Collateral and may pay for the maintenance, insurance and preservation of the Collateral and effect compliance with the terms of this Agreement or any of the other Debt Documents. Debtor agrees to reimburse Secured Party, on demand, all reasonable costs and expenses incurred by Secured Party in connection with such payment or performance and agrees that such reimbursement obligation shall constitute Indebtedness.

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(e)	Books and Records. Debtor shall, at all times, keep accurate and complete records of the Collateral, and Secured Party shall have the right to inspect and make copies of all of Debtor’s books and records relating to the Collateral during normal business hours, after giving Debtor reasonable prior notice.

(f)	Third Party Possession of Collateral. Debtor agrees and acknowledges that any third person who may at any time possess all or any portion of the Collateral shall be deemed to hold, and shall hold, the Collateral as the agent of, and as pledge holder for, Secured Party. Secured Party may at any time give notice to any third person described in the preceding sentence that such third person is holding the Collateral as the agent of, and as pledge holder for, the Secured Party.

(g)	Change of Address, Name or Jurisdiction. The Debtor has not at any time within the past four (4) months either changed its name or changed the state of jurisdiction in which it is organized and existing, nor has it maintained its chief executive office or any of the Collateral at any other location, except as set forth above, and shall not do so hereafter except upon written notice to the Secured Party. The Secured Party shall be entitled to rely upon the foregoing unless it receives written notice of a change in the Debtor’s name, state of jurisdiction, address of the Debtor’s chief executive offices or location of the Collateral within fourteen (14) days after any such change.

(h)	Fixtures. Not permit any item of the Collateral to become a fixture to real estate or an accession to other property without the prior written consent of the Secured Party, and the Collateral is now and shall at all times remain personal property except with the Secured Party’s prior written consent. If any of the Collateral is or will be attached to real estate in such a manner as to become a fixture under applicable state law and if such real estate is encumbered, the Debtor will obtain from the holder of each Lien or encumbrance a written consent and subordination to the security interest hereby granted, or a written disclaimer of any interest in the Collateral, in a form acceptable to the Secured Party.

(i)	[paragraph intentionally omitted]

(j)	[paragraph intentionally omitted]

(k)	Insider Indebtedness. Debtor shall not incur any indebtedness for borrowed money or lease obligations (collectively, “Inside Loans”) from any of its officers, directors or shareholders (collectively, “Insider Lenders”) unless each of the Insider Lenders have executed and delivered subordination agreements in favor of Secured Party, in form satisfactory to Secured Party, which subordinate all of the Inside Loans to the Indebtedness.

(l)	[paragraph intentionally omitted]

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4.	INSURANCE.

(a)	Risk of Loss. Debtor shall at all times bear the entire risk of any loss, theft, damage to, or destruction ‘of, any of the Collateral from any cause whatsoever.

(b)	Insurance Requirements. Debtor agrees to keep the Collateral insured against loss or damage by fire and extended coverage perils, theft, burglary, and for any or all Collateral, which are vehicles, for risk of loss by collision, and if requested by Secured Party, against such other risks as Secured Party may reasonably require. The insurance coverage shall be in an amount no less than the full replacement value of the Collateral, and deductible amounts, insurers and policies shall be acceptable to Secured Party. Debtor shall deliver to Secured Party policies or certificates of insurance evidencing such coverage. Each policy shall name Secured Party as a loss payee, shall provide for coverage to Secured Party regardless of the breach by Debtor of any warranty or representation made therein, shall not be subject to co-insurance, and shall provide that coverage may not be canceled or altered by the insurer except upon thirty (30) days prior written notice to Secured Party. Debtor appoints Secured Party as its attorney-in-fact to make proof of loss, claim for insurance and adjustments with insurers, and to receive payment of and execute or endorse all documents, checks or drafts in connection with insurance payments. Secured Party shall not act as Debtor’s attorney-in-fact unless Debtor is in default. Proceeds of insurance shall be applied, at the option of Secured Party, to repair or replace the Collateral or to reduce any of the Indebtedness.

5.	REPORTS.

(a)	Notice of Events. Debtor shall promptly notify Secured Party of (i) any change in the name of Debtor, (ii) any change in the state of its incorporation or registration, (iii) any relocation of its chief executive offices, (iv) any of the Collateral being lost, stolen, missing, destroyed, materially damaged or worn out, (v) any lien, claim or encumbrance other than Permitted Liens attaching to or being made against any of the Collateral, (vi) any event, occurrence or other matter which may result in an exercise of Debtor’s stock redemption rights under the mandatory redeemable stock agreement as more fully described in Debtor’s Articles/Certificate of Incorporation; or (vii) any occurrence of any default pursuant to Section 7 herein.

(b)

Financial Statements. Reports and Certificates. Debtor will deliver to Secured Party within ninety (90) days of the close of each fiscal year of Debtor, Debtor’s complete financial statements including a balance sheet, income statement, statement of shareholders’ equity and statement of cash flows, each prepared in accordance with generally accepted accounting principles consistently applied, certified by a recognized firm of certified public accountants satisfactory to Secured Party. Debtor will deliver to Secured Party copies of Debtor’s quarterly financial statements including a balance sheet, income statement and statement of cash flows, each prepared by Debtor in accordance with generally accepted accounting

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principles consistently applied by Debtor and certified by Debtor’s chief financial officer, within forty-five (45) days after the close of each of Debtor’s fiscal quarter. Debtor will deliver to Secured Party copies of all Forms 10-K and l0-Q, if any, within 30 days after the dates on which they are filed with the Securities and Exchange Commission. Debtor will deliver to Secured Party copies of Debtor’s monthly financial statements including a balance sheet and income statement, and statement of cashflows, each prepared by Debtor in accordance with generally accepted accounting principles consistently applied by Debtor and certified by Debtor’s chief financial officer, within thirty (30) days after the close of each month. Concurrently with delivery of the foregoing information, and from time to time promptly upon request of Secured Party, Debtor will deliver to Secured Party a Compliance Certificate substantially consistent with the form of the document attached hereto as Schedule A. Debtor will deliver to Secured Party promptly upon request of Secured Party, in form satisfactory to Secured Party, such other and additional information as Secured Party may reasonably request from time to time.

6.	FURTHER ASSURANCES.

(a)	Further Assurances Regarding Security Interests. Debtor shall, upon request of Secured Party, furnish to Secured Party such further information, execute and deliver to Secured Party such documents and instruments (including, without limitation, Uniform Commercial Code financing statements) and shall do such other acts and things as Secured Party may at any time reasonably request relating to the perfection or protection of the security interest created by this Agreement or for the purpose of carrying out the intent of this Agreement. Without limiting the foregoing, Debtor shall cooperate and do all acts reasonably deemed necessary or advisable by Secured Party to continue in Secured Party a perfected first security interest in the Collateral, and shall obtain and furnish to Secured Party any subordinations, releases, landlord waivers, lessor waivers, mortgagee waivers, or control agreements, and similar documents as may be from time to time requested by, and in form and substance satisfactory to, Secured Party.

(b)

Authorization To File Financing Statements. Debtor shall perform any and all acts reasonably requested by the Secured Party to establish, maintain and continue the Secured Party’s security interest and liens in the Collateral, including but not limited to, executing or authenticating financing statements and such other instruments and documents when and as reasonably requested by the Secured Party. Debtor hereby authorizes Secured Party through any of Secured Party’s employees, agents or attorneys to file any and all financing statements, including, without limitation, any original filings, continuations, transfers or amendments thereof required to perfect Secured Party’s security interest and liens in the Collateral under the UCC including any legally required authentication or execution by Debtor. Debtor hereby irrevocably authorizes the Secured Party at any time and from time to time to file in any filing office in any Uniform Commercial Code jurisdiction any initial financing statement(s) and amendments thereto that (a) indicate the Collateral (i) is subject to Secured Party’s security interest, regardless of whether any particular asset comprised in the Collateral falls within the

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scope of Article 9 of the Uniform Commercial Code of the State or such jurisdiction, or (ii) as being of an equal or lesser scope or with greater detail, and (b) provide any other information required by part 5 of Article 9 of the Uniform Commercial Code of the State or such other jurisdiction for the sufficiency or filing office acceptance of any financing statement or amendment, including (i) whether the Debtor is an organization, the type of organization and any organization identification number issued to the Debtor, and (ii) in the case of a financing statement filed as a fixture filing, a sufficient description of real property to which the Collateral relates. The Debtor agrees to furnish any such information to the Secured Party promptly upon the Secured Party’s request.

(c)	Indemnification. Debtor shall indemnify and defend the Secured Party, its successors and assigns, and their respective directors, officers and employees, from and against all claims, actions and suits (including, without limitation, related attorneys’ fees) of any kind whatsoever arising, directly or indirectly, in connection with Debtor’s use, ownership or operation of the Collateral or Debtor’s breach in its performance of the Debt Documents; provided, however, Debtor shall have no obligation to indemnify Secured Party hereunder from and against any claims, actions or suits attributable to Secured Party’s negligence or breach in its performance of the Debt Documents.

7.	DEFAULT AND REMEDIES.

(a)	Defaults. Debtor shall be in default under this Agreement and each of the other Debt Documents if any one of the following should occur:

(i)	Debtor breaches its obligation to pay within seven (7) days of the due date any installment or other amount due or coming due under any of the Debt Documents;

(ii)	Debtor, without the prior written consent of Secured Party, attempts to or does sell, rent, lease, license, mortgage, grant a security interest in, or otherwise transfer or encumber, or allow Liens (except for Permitted Liens) upon, any of the Collateral;

(iii)	Debtor materially breaches any of its insurance obligations under Section 4;

(iv)	Debtor materially breaches any of its obligations under Section 2(m) or Section 3(k);

(v)	Debtor materially breaches any of its other non-payment obligations under any of the Debt Documents and fails to cure that breach within thirty (30) days after it has occurred;

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(vi)	Any material warranty, representation or statement made by Debtor in any of the Debt Documents or otherwise in connection with any of the Indebtedness shall be false or misleading in any material respect;

(vii)	Any of the Collateral is subjected to attachment, execution, levy, seizure or confiscation in any legal proceeding or otherwise, or if any legal or administrative proceeding is commenced against Debtor or any of the Collateral, which in the good faith judgment of Secured Party subjects any of the Collateral to a material risk of attachment, execution, levy, seizure or confiscation and no bond is posted or protective order obtained to negate such risk;

(viii)	Debtor materially breaches or is in material default under any other agreement between Debtor and Secured Party;

(ix)	Debtor or any guarantor or other obligor for any of the Indebtedness (collectively “Guarantor”) dissolves, terminates its existence, becomes insolvent or ceases to do business as a going concern;

(x)	Debtor or any Guarantor is a natural person, and Debtor or any such Guarantor dies or becomes incompetent;

(xi)	A receiver is appointed for all or of any part of the property of Debtor or any Guarantor, or Debtor or any Guarantor makes any assignment for the benefit of creditors;

(xii)	Debtor or any Guarantor files a petition under any bankruptcy, insolvency or similar law, or any such petition is filed against Debtor or any Guarantor and is not dismissed within forty-five (45) days;

(xiii)	Debtor’s improper filing of an amendment or termination statement relating to a tiled financing statement describing the Collateral;

(xiv)	Without the prior written consent of Secured Party, which consent shall not be unreasonably withheld or delayed, if Debtor shall merge with or consolidate into any other entity or sell all or substantially all of its assets or in any manner terminate its existence;

(xv)	If Debtor is a privately held corporation, without the prior written consent of Secured Party, which consent shall not be unreasonably withheld or delayed, more than 50% of Debtor’s voting capital stock, or effective control of Debtor’s voting capital stock, issued and outstanding from time to time, is not retained by the holders of such stock on the date the Agreement is executed;

(xvi)	Without the prior written consent of Secured Party, which consent shall not be unreasonably withheld or delayed, if Debtor is a publicly held corporation, there shall be a change in the ownership of Debtor’s stock such that Debtor is no longer subject to the reporting requirements of the Securities Exchange Act of 1934 or no longer has a class of equity securities registered under Section 12 of the Securities Act of 1933;

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(xvii)	Debtor defaults under any agreement to pay Additional Indebtedness or any other financing arrangement for an amount in excess of $250,000 between Debtor and a third party; or

(xviii)	[paragraph intentionally omitted]

(xix)	Secured Party shall have determined in its sole and good faith judgment that there has been a material adverse change in the financial condition, business, or operations that materially impairs the ability of Debtor to perform its obligations hereunder or under any of the other Debt Documents or of Secured Party to enforce the Indebtedness or realize upon the Collateral.

(xx)	[paragraph intentionally omitted]

(b)	Acceleration. If Debtor is in default beyond applicable notice and cure periods, the Secured Party, at its option, may declare any or all of the Indebtedness to be immediately due and payable, without demand or notice to Debtor or any Guarantor (provided that if there is a default as a result of a bankruptcy or insolvency all Indebtedness shall become immediately due and payable without any action by Secured Party). The accelerated obligations and liabilities shall bear interest (both before and after any judgment) until paid in full at the Default Rate.

(c)

Rights and Remedies. Secured Party shall have all of the rights and remedies of a Secured Party under the Uniform Commercial Code, and under any other applicable law. Without limiting the foregoing if Debtor is in default beyond applicable notice and cure periods, Secured Party shall have the right to (i) notify any account debtor of Debtor or any obligor on any instrument which constitutes part of the Collateral to make payment to the Secured Party, (ii) with or without legal process, enter any premises where the Collateral may be and take possession of and remove the Collateral from the premises or store it on the premises, (iii) sell the Collateral at public or private sale, in whole or in part, and have the right to bid and purchase at said sale, or (iv) lease or otherwise dispose of all or part of the Collateral, applying proceeds from such disposition to the obligations then in default. If Debtor is in default beyond applicable notice and cure periods and requested by Secured Party, Debtor shall promptly assemble the Collateral and make it available to Secured Party at a place to be designated by Secured Party, which is reasonably convenient to both parties. Secured Party may also render any or all of the Collateral unusable at the Debtor’s premises and may dispose of such Collateral on such premises without liability for rent or costs. Any notice that Secured Party is required to give to Debtor under the Uniform Commercial Code of the time and place of any public sale or the time after which any private or other intended disposition

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of the Collateral is to be made shall be deemed to constitute reasonable notice if such notice is given to the last known address of Debtor at least five (5) days prior to such action. Upon the continuation of a default beyond all applicable notice and cure periods, Debtor hereby appoints Secured Party as Debtor’s attorney-in-fact, with full authority in Debtor’s place and stead and in Debtor’s name or otherwise, from time to time in Secured Party’s sole and arbitrary discretion, to take any action and to execute any instrument which Secured Party may deem necessary or advisable to accomplish the purpose of this Agreement. Secured Party is granted a non-exclusive royalty free license to use Debtor’s Intellectual Property in connection with Secured Party’s disposition of Collateral in the exercise of Secured Party’s rights or remedies hereunder.

(d)	Application of Proceeds. The proceeds and/or avails of the Collateral, or any part thereof, and the proceeds and the avails of any remedy hereunder (as well as any other amounts of any kind held by Secured Party, at the time of or received by Secured Party after the occurrence of a default hereunder) shall be paid to and applied as follows:

a.	First, to the payment of all reasonable out-of-pocket costs and expenses, including all amounts expended to preserve the value of the Collateral, all costs of repossession, storage, and disposition including without limitation attorneys’, appraisers’, and auctioneers’ fees, of foreclosure or suit, if any, and of such sale and the exercise of any other rights or remedies, and of all proper fees, expenses, liability and advances, including reasonable legal expenses and attorneys’ fees, incurred or made hereunder by Secured Party, including without limitation, Secured Party’s Expenses;

b.	Second, to the payment to Secured Party of the amount then owing or unpaid on the Loans for scheduled payments, any accrued and unpaid interest, and all other Indebtedness (provided, however, if such proceeds shall be insufficient to pay in full the whole amount so due, owing or unpaid upon the Loans, then to the unpaid interest thereon, then to the outstanding principal amount of the Loans, and then to the payment of other amounts then payable to Secured Party under any of the Debt Documents or otherwise); and

c.	Third, to the payment of the surplus, if any, to Debtor, its successors and assigns, or to whomsoever may be lawfully entitled to receive the same.

(e)	Fees and Costs. Debtor agrees to pay all reasonable attorneys’ fees and other costs incurred by Secured Party in connection with the enforcement, assertion, defense or preservation of Secured Party’s rights and remedies under this Agreement, or if prohibited by law, such lesser sum as may be permitted. Debtor further agrees that such fees and costs shall constitute Indebtedness.

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(f)	Remedies Cumulative. Secured Party’s rights and remedies under this Agreement or otherwise arising are cumulative and may be exercised singularly or concurrently. Neither the failure nor any delay on the part of the Secured Party to exercise any right, power or privilege under this Agreement shall operate as a waiver, nor shall any single or partial exercise of any right, power or privilege preclude any other or further exercise of that or any other right, power or privilege. SECURED PARTY SHALL NOT BE DEEMED TO HAVE WAIVED ANY OF ITS RIGHTS UNDER THIS AGREEMENT OR UNDER ANY OTHER AGREEMENT, INSTRUMENT OR PAPER SIGNED BY DEBTOR UNLESS SUCH WAIVER IS EXPRESSED IN WRITING AND SIGNED BY SECURED PARTY. A waiver on any one occasion shall not be construed as a bar to or waiver of any right or remedy on any future occasion.

(g)	WAIVER OF JURY TRIAL. DEBTOR AND SECURED PARTY UNCONDITIONALLY WAIVE THEIR RIGHTS TO A JURY TRIAL OF ANY CLAIM OR CAUSE OF ACTION BASED UPON OR ARISING OUT OF THIS AGREEMENT, ANY OF THE OTHER DEBT DOCUMENTS, ANY OF THE INDEBTEDNESS SECURED HEREBY, ANY DEALINGS BETWEEN DEBTOR AND SECURED PARTY RELATING TO THE SUBJECT MATTER OF THIS TRANSACTION OR ANY RELATED TRANSACTIONS, AND/OR THE RELATIONSHIP THAT IS BEING ESTABLISHED BETWEEN DEBTOR AND SECURED PARTY. THE SCOPE OF THIS WAIVER IS INTENDED TO BE ALL ENCOMPASSING OF ANY AND ALL DISPUTES THAT MAY BE FILED IN ANY COURT. THIS WAIVER IS IRREVOCABLE. THIS WAIVER MAY NOT BE MODIFIED EITHER ORALLY OR IN WRITING. THE WAIVER ALSO SHALL APPLY TO ANY SUBSEQUENT AMENDMENTS, RENEWALS, SUPPLEMENTS OR MODIFICATIONS TO THIS AGREEMENT, ANY OTHER DEBT DOCUMENTS, OR TO ANY OTHER DOCUMENTS OR AGREEMENTS RELATING TO THIS TRANSACTION OR ANY RELATED TRANSACTION. THIS AGREEMENT MAY BE FILED AS A WRITTEN CONSENT TO A TRIAL BY THE COURT.

8.	MISCELLANEOUS.

(a)	Assignment. This Agreement and/or any of the other Debt Documents may be assigned, in whole or in part, by Secured Party without notice to Debtor, and Debtor agrees not to assert against any such assignee, or assignee’s assigns, any defense (other than defense of repayment), set-off, recoupment claim or counterclaim which Debtor has or may at any time have against Secured Party for any reason whatsoever. Debtor agrees that if Debtor receives written notice of an assignment from Secured Party, Debtor will pay all amounts payable under any assigned Debt Documents to such assignee or as instructed by Secured Party. Debtor also agrees to confirm in writing receipt of the notice of assignment as may be reasonably requested by Secured Party or assignee.

(b)

Notices. All notices to be given in connection with this Agreement shall be in writing, shall be addressed to the parties at their respective addresses set forth in this Agreement (unless and until a different address may be specified in a

Page 13 of 19 Pages

MSA #5081101

written notice to the other party), and shall be deemed given (i) on the date of receipt if delivered in hand or by facsimile transmission, (ii) on the next business day after being sent by express mail, and (iii) on the fourth business day after being sent by regular, registered or certified mail. As used herein, the term “business day” shall mean and include any day other than Saturdays, Sundays, or other days on which commercial banks in New York, New York are required or authorized to be closed.

(c)	Correction of Errors. Secured Party may correct patent errors and fill in all blanks in this Agreement, any Collateral Schedule or in any Note consistent with the agreement of the parties.

(d)	Time is of the Essence. Time is of the essence of this Agreement. This Agreement shall be binding, jointly and severally, upon all parties described as the “Debtor” and the “Secured Party” and their respective heirs, executors, representatives, successors and assigns, and shall inure to the benefit of Secured Party, its successors and assigns, and in the case of Debtor, to its permitted successors and assigns.

(e)	Entire Agreement. This Agreement and the Debt Documents constitute the entire agreement between the parties with respect to the subject matter of this Agreement and supersede all prior understandings (whether written, verbal or implied) with respect to such subject matter. NEITHER THIS AGREEMENT NOR ANY OF THE DEBT DOCUMENTS SHALL BE CHANGED OR TERMINATED ORALLY OR BY COURSE OF CONDUCT, BUT ONLY BY A WRITING SIGNED BY BOTH PARTIES. Section headings contained in this Agreement have been included for convenience only, and shall not affect the construction or interpretation of this Agreement. This Agreement is the result of negotiations between and has been reviewed by each of Debtor and Secured Party executing this Agreement as of the date hereof and their respective counsel; accordingly, this Agreement shall be deemed to be the product of the parties hereto, and no ambiguity shall be construed in favor of or against Debtor or Secured Party.

(f)

Termination of Agreement. This Agreement shall continue in full force and effect until all of the Indebtedness has been indefeasibly paid in full to Secured Party or its assignee; provided, that Debtor’s indemnity obligations set forth in Section 6(c) shall survive until all applicable statute of limitations periods with respect to actions that may be brought against Secured Party have run; provided further that, Debtor’s obligations under Section 2(x) shall survive indefinitely until, by their terms, they are no longer operative. The surrender, upon payment or otherwise, of any Note or any of the other documents evidencing any of the Indebtedness shall not affect the right of Secured Party to retain the Collateral for such other Indebtedness as may then exist or as it may be reasonably contemplated will exist in the future. This Agreement shall automatically be reinstated if Secured Party is ever required to return or restore the payment of all or any portion of

Page 14 of 19 Pages

MSA #5081101

the Indebtedness (all as though such payment had never been made). Secured Party shall, at Debtor’s sole cost and expense, execute such further documents and take such further actions as may be reasonably necessary to effect the release of its security interests contemplated by this paragraph, including duly executing and delivering termination statements for filing in all relevant jurisdictions under the Code.

(g)	CHOICE OF LAW. DEBTOR AGREES THAT SECURED PARTY AND/OR ITS SUCCESSORS AND ASSIGNS SHALL HAVE THE OPTION BY WHICH STATE LAWS THIS AGREEMENT SHALL BE GOVERNED AND CONSTRUED: (A) THE LAWS OF THE COMMONWEALTH OF VIRGINIA; OR (B) IF COLLATERAL HAS BEEN PLEDGED TO SECURE THE LIABILITIES, THEN BY THE LAWS OF THE STATE OR STATES WHERE THE COLLATERAL IS LOCATED, AT SECURED PARTY’S OPTION. THIS CHOICE OF STATE LAWS IS EXCLUSIVE TO THE SECURED PARTY. DEBTOR SHALL NOT HAVE ANY OPTION TO CHOOSE THE LAWS BY WHICH THIS AGREEMENT SHALL BE GOVERNED. DEBTOR ACKNOWLEDGES THAT THIS AGREEMENT IS BEING SIGNED BY THE SECURED PARTY IN PARTIAL CONSIDERATION OF SECURED PARTY’S RIGHT TO ENFORCE IN THE JURISDICTION STATED ABOVE. DEBTOR CONSENTS TO JURISDICTION IN THE COMMONWEALTH OF VIRGINIA OR THE STATE IN WHICH ANY COLLATERAL IS LOCATED AND VENUE IN ANY FEDERAL OR STATE COURT IN THE COMMONWEALTH OF VIRGINIA OR THE STATE IN WHICH COLLATERAL IS LOCATED FOR SUCH PURPOSES AND WAIVES ANY AND ALL RIGHTS TO CONTEST SAID JURISDICTION AND VENUE AND ANY OBJECTION THAT SAID COUNTY IS NOT CONVENIENT. DEBTOR WAIVES ANY RIGHTS TO COMMENCE ANY ACTION AGAINST SECURED PARTY IN ANY JURISDICTION EXCEPT VIRGINIA, OR IF SECURED PARTY CHOOSES TO LITIGATE IN A STATE WHERE COLLATERAL IS LOCATED THEN IN SUCH COUNTY AND STATE.

(h)	Power of Attorney. To facilitate direct collection, the Debtor hereby appoints the Secured Party and any officer or employee of the Secured Party, as the Secured Party may from time to time designate, as attorney-in-fact for the Debtor to (a) endorse the name of the Debtor in favor of the Secured Party upon any and all checks, drafts, money orders, notes, acceptances or other evidences of payment or Collateral that may come into the Secured Party’s possession; (b) do all acts and things necessary to carry out this Agreement and the transactions contemplated hereby, including signing the name of the Debtor on any instruments required by law in connection with the transactions contemplated hereby and on financing statements as permitted by the Virginia Uniform Commercial Code. The Debtor hereby ratifies and approves all acts of such attorneys-in-fact, and neither the Secured Party nor any other such attorney-in-fact shall be liable for any acts of commission or omission, or for any error of judgment or mistake of fact or law of any such attorney-in-fact. This power, being coupled with an interest, is irrevocable so long as the Loan remains unsatisfied, or any Debt Document remains effective, as solely determined by the Secured Party.

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MSA #5081101

(i)	Loss. Depreciation or Other Damage. The Secured Party shall not be liable for or prejudiced by any loss, depreciation or other damage to Collateral unless caused by the Secured Party’s willful and malicious act, and the Secured Party shall have no duty to take any action to preserve or collect any Collateral.

(j)	Demand; Protest. Debtor waives demand, protest, notice of protest, notice of default or dishonor, notice of payment and nonpayment, notice of any default, nonpayment at maturity, release, compromise, settlement, extension, or renewal of accounts, documents, instruments, chattel paper, and guarantees at any time held by Secured Party on which Debtor may in any way be liable.

9.	DEFINITIONS.

As used herein, the following terms, when initial capital letters are used, shall have the respective meanings set forth below. In addition, all terms defined in the Code shall have the meanings given therein unless otherwise defined herein.

Defined Terms. As used in this Agreement, the following terms shall have the following meanings, unless the context otherwise requires:

“Additional Indebtedness” means, with respect to Debtor or any of its subsidiaries, the aggregate amount of, without duplication, (a) all obligations of such Person for borrowed money, (b) all obligations of such Person evidenced by bonds, debentures, notes or other similar instruments, (c) all obligations of such Person to pay the deferred purchase price of property or services (excluding trade payables aged less than one hundred eighty (180) days), (d) all capital lease obligations of such Person, (e) all obligations or liabilities of others secured by a Lien on any asset of such Person, whether or not such obligation or liability is assumed, (f) all obligations or liabilities of others guaranteed by such Person, and (g) any other obligations or liabilities which are required by GAAP to be shown as debt on the balance sheet of such Person. Unless otherwise indicated, the term “Additional Indebtedness” shall include all Indebtedness of Debtor and all of its subsidiaries.

“Affiliate” of a Person is a Person that owns or controls directly or indirectly the Person, any Person that controls or is controlled by or is under common control with the Person, and each of that Person’s senior executive officers, directors, partners and, for any Person that is a limited liability company, that Person’s managers and members.

“Code” means the Virginia Uniform Commercial Code (including revised Article 9 thereof).

“Collateral” has the meaning given such capitalized term in Section 1.

Page 16 of 19 Pages

MSA #5081101

“Collateral Schedule” has the meaning given such capitalized term in Section 1.

“Debt Documents” has the meaning given such capitalized term in Section 2(b).

“Default Rate” is the lower of eighteen percent (18%) per annum or the maximum rate not prohibited by applicable law.

“Indebtedness” has the meaning given such capitalized term in Section 1.

“Intellectual Property” shall mean (a) all of the Debtor’s right, title and interest, whether now owned or existing or hereafter acquired or arising, in and to all domestic and foreign copyrights, copyright registrations and copyright applications, whether or not registered or filed with any governmental authority, together with (i) all renewals thereof, (ii) all present and future rights of the Debtor under all present and future license agreements relating thereto, whether the Debtor is licensee or licensor thereunder, (iii) all income, royalties, damages and payments now or hereafter due and/or payable to the Debtor thereunder or with respect thereto, including, without limitation, damages and payments for past, present or future infringements thereof, (iv) all of the Debtor’s present and future claims, causes of action and rights to sue for past, present or future infringements thereof, and (v) all rights corresponding thereto throughout the world (collectively “Copyright Rights”); (b) all of the Debtor’s right, title and interest, whether now owned or existing or hereafter acquired or arising, in and to all United States and foreign patents, and pending and abandoned United States and foreign patent applications, including, without limitation, the inventions and improvements described or claimed therein, together with(i) any reissues, divisions, continuations, certificates of re-examination, extensions and continuations-in-part thereof, (ii) all present and future rights of the Debtor under all present and future license agreements relating thereto, whether the Debtor is licensee or licensor thereunder, (iii) all income, royalties, damages and payments now or hereafter due and/or payable to the Debtor thereunder or with respect thereto, including, without limitation, damages and payments for past, present or future infringements thereof, (iv) all of the Debtor’s present and future claims, causes of action and rights to sue for past, present or future infringements thereof, and (v) all rights corresponding thereto throughout the world (collectively “Patent Rights”); (c) all of the Debtor’s right, title and interest, whether now owned or existing or hereafter acquired or arising, in and to all domestic and foreign trademarks, trademark registrations, trademark applications and trade names, whether or not registered or filed with any governmental authority, together with (i) all renewals thereof, (ii) all present and future rights of the Debtor under all present and future license agreements relating thereto, whether the Debtor is licensee or licensor thereunder, (iii) all income, royalties, damages and payments now or hereafter due and/or payable to the Debtor thereunder or with respect thereto, including, without limitation, damages and payments for past, present or future infringements thereof, (iv) all of the Debtor’s present and future claims, causes of action and rights to sue for past, present or future infringements thereof, and (v) all rights corresponding thereto throughout the world (collectively “Trademark

Page 17 of 19 Pages

MSA #5081101

Rights”); (d) all present and future licenses and license agreements of the Debtor, and all rights of the Debtor under or in connection therewith, whether the Debtor is licensee or licensor thereunder, including, without limitation, any present or future franchise agreements under which the Debtor is franchisee or franchisor, together with (i) all renewals thereof, (ii) all income, royalties, damages and payments now or hereafter due and/or payable to the Debtor thereunder or with respect thereto, including, without limitation, damages and payments for past, present or future infringements thereof, (iii) all claims, causes of action and rights to sue for past, present or future infringements thereof, and (iv) all rights corresponding thereto throughout the world (collectively “License Rights”); (e) all present and future trade secrets of the Debtor; and (f) all other present and future intellectual property of the Debtor.

“Investor Rights Agreement” has the meaning given such capitalized term in Section 2(x).

“Lien(s)” shall mean any voluntary or involuntary mortgage, pledge, deed of trust, assignment, security interest, encumbrance, hypothecation, lien, or charge of any kind (including any conditional sale or other title retention agreement, any financing lease having substantially the same economic effect as any of the foregoing, and the filing of, or agreement to give, any financing statement under the Uniform Commercial Code or comparable law of any jurisdiction).

“Loan” means an advance of credit by Secured Party to Debtor.

“Note” has the meaning given such capitalized term in Section 1.

“Perfection Certificate” has the meaning given in Section 2(v).

“Permitted Liens” means: (i) liens in favor of Secured Party, (ii) liens for taxes not yet due or for taxes being contested in good faith and which do not involve, in the judgment of Secured Party, any risk of the sale, forfeiture or loss of any of the Collateral, and (iii) inchoate material men’s, mechanic’s, repairmen’s and similar liens arising by operation of law in the normal course of business for amounts which are not delinquent.

“Person” is any individual, sole proprietorship, partnership, limited liability company, joint venture, company association, trust, unincorporated organization, association, corporation, institution, public benefit corporation, firm, joint stock company, estate, entity or government agency.

“Primary Operating Account” has the meaning given such capitalized term in Section 2(w).

“Secured Party’s Expenses” means all reasonable costs or expenses (including reasonable attorneys’ fees and expenses) incurred in connection with the preparation, negotiation, documentation, administration and funding of the Debt Documents; and Secured Party’s reasonable attorneys’ fees, costs and expenses incurred in amending, modifying,

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enforcing or defending the Debt Documents (including fees and expenses of appeal or review), including the exercise of any rights or remedies afforded hereunder or under applicable law, whether or not suit is brought, whether before or after bankruptcy or insolvency, including without limitation all fees and costs incurred by Secured Party in connection with Secured Party’s enforcement of its rights in a bankruptcy or insolvency proceeding filed by or against Debtor or its property.

“Subordinated Indebtedness” means Additional Indebtedness subordinated to the Indebtedness of Debtor to Secured Party on terms and conditions acceptable to Secured Party in its sole discretion.

“Subsequent Financing” has the meaning given such capitalized term in Section 2(x).

IN WITNESS WHEREOF, Debtor and Secured Party, intending to be legally bound hereby, have duly executed this Agreement in one or more counterparts, each of which shall be deemed to be an original, as of the day and year first aforesaid.

SECURED PARTY: Oxford Finance Corporation	DEBTOR: Biolex, Inc.

By:	By:

Name:	Name:

Title:	Title:

Page 19 of 19 Pages

MSA #5081101

SCHEDULE A

FORM OF

COMPLIANCE CERTIFICATE

Oxford Finance Corporation

133 N. Fairfax Street

Alexandria, VA 22314

Re:	Biolex, Inc.

Gentlemen:

Reference is made to the Master Security Agreement dated as of                  , 2005 (as the same have been and may be amended from time to time in writing, the “Loan Agreement”, the capitalized terms used herein as defined therein), between Oxford Finance Corporation and Biolex, Inc. (the “Company”).

The undersigned authorized representative of the Company hereby certifies that in accordance with the terms and conditions of the Loan Agreement, the Company is in complete compliance for the financial reporting period ending                              with all required financial reporting under the Loan Agreement, except as noted below. Attached herewith are the required documents supporting the foregoing certification. The undersigned further certifies that the accompanying financial statements have been prepared in accordance with Generally Accepted Accounting Principles, and are consistent from one period to the next, except as explained below.

Indicate compliance status by circling Yes/No under “Complies”

REPORTING REQUIREMENT	REQUIRED	COMPLIES
Interim Financial Statements	Quarterly within 45 days	YES / NO
Monthly Financial Statements	Monthly within 30 days
Audited Financial Statements	FYE within 30 days of issuance

Date of most recent Board-approved Budget/plan Committed with Borrowing Request		YES / NO

Any change in budget/plan since prior Borrowing Request	YES / NO

MSA #5081101

EXPLANATIONS

Very truly yours,

Biolex, Inc.

By:
Name:
Title:*

*	Must be executed by Debtor’s Chief Financial Officer.

SECRETARY’S CERTIFICATE

BIOLEX, INC.

To:	Oxford Finance Corporation

133 North Fairfax Street

Alexandria, Virginia 22314

The undersigned, Dale Sander, the duly elected Secretary of Biolex. Inc. (the “Corporation”), on behalf of the Corporation and not in his/her individual capacity, in order to induce Oxford Finance Corporation (“Oxford”) to enter into one or more loans, leases or otherwise extend financial accommodations to or for the benefit of the Corporation, hereby certifies to Oxford that:

(i) The Corporation is duly organized, validly existing and in good standing under the laws of the State of Delaware;

(ii) The Corporation has full corporate power and authority to enter into one or more transactions, at any time and in any amount or form, with Oxford: (a) to borrow and otherwise effect loans and advances or extensions of credit; (b) to guaranty or otherwise provide financial accommodations or additional security for the payment and performance of any obligations or indebtedness owing to Oxford by the Corporation or any other party; and (c) to sell, assign, transfer, mortgage, pledge, hypothecate, grant security interests in, endorse and deliver to Oxford, any and all real or personal property of the Corporation, tangible or intangible, of every name and description, as security for the payment and performance of any obligations or indebtedness owing to Oxford by the Corporation or any other party, or otherwise in connection with any of the foregoing (the “Authorized Transactions”);

(iii) Each of the officers designated below (an “Authorized Officer”), is a duly elected (or appointed), qualified and acting officer of the Corporation, and the signature appearing opposite his or her name below is his or her genuine signature:

NAME	OFFICE	SIGNATURE

Jan Turek	CEO

Dale Sandler	CFO / Secretary

Howard Heller	Controller / Treasurer

(iv) Each Authorized Officer has full power and authority to act alone on behalf of the Corporation with respect to the Authorized Transactions and to do and perform all acts and things, and to execute and deliver all instruments and documents of every kind and nature he or she may deem necessary, proper or incidental to, or which is otherwise required by Oxford in connection with, completion of the Authorized Transactions, including but not limited to one or more leases, loan agreements, promissory notes, security agreements; schedules, riders, certificates, guaranties, pledge agreements, subordination agreements, purchase orders or agreements, disbursement authorizations, invoices, bills of sale, intercreditor agreements, consents, disclaimers of interests, and UCC financing statements and any future modification(s) or amendments thereof (“Authorized Documentation”), with such execution and delivery to be conclusive evidence that such Authorized Transactions have been duly and specifically authorized and approved by the Board of Directors of the Corporation as being for the benefit of the Corporation in consideration of reasonably equivalent value to the Corporation, and that such Authorized Documentation is intended by the Board of Directors to constitute the valid and legally binding obligations of the Corporation, enforceable by Oxford in accordance with its terms;

(v) Schedule A attached hereto is a true and complete copy of the Certificate of Incorporation of the Corporation and any amendments thereto. The Certificate is in full force and effect as of the date hereof, have not been amended or waived and neither the directors nor the shareholders of the Corporation have passed, confirmed or consented to any amendments or variation to the said Certificate.

(vi) Schedule B attached hereto is a true and complete copy of all of the by-laws of the Corporation which have been duly enacted by the directors of the Corporation and confirmed by the shareholders of the Corporation in accordance with applicable legislation. The by-laws are in full force and effect, unamended, as of the date hereof and neither the directors nor the shareholders have passed, approved, ratified, confirmed or consented to any resolutions amending or varying the by-laws.

(vii) Schedule C attached hereto is a true and correct copy of a resolution duly passed by the directors of the Corporation with effect as of             , 200   (the “Resolution”) in accordance with applicable law. The Resolution is the only resolution of the directors of the Corporation pertaining to the subject matter thereof and is in full force and effect, unamended, as of the date hereof.

(viii) No act or proceedings have been taken by or, to my knowledge, against or, to my knowledge, are pending in connection with, and the Corporation is not in the course of and has not received any notice with respect to, merger, consolidation, winding-up, surrender of charter, cancellation of charter, dissolution, liquidation, insolvency, bankruptcy, reorganization or a sale of assets out of the ordinary course of business.

(ix) The Corporation shall furnish written notice to Oxford of any revocation, modification or amendment of any corporate action affecting any of the foregoing certifications, and Oxford shall be entitled to rely on these certifications until such notice is received by Oxford.

IN WITNESS WHEREOF, I have hereunto set my hand and affixed the seal of the Corporation, this 28th day of September, 2005.

Signature of Secretary

ATTEST:

The undersigned does hereby certify that he/she is Controller/Treasurer of the above Corporation and does hereby certify that Dale Sander was, at the time he/she executed the foregoing Certificate, a duly elected, qualified and acting Secretary of the Corporation, and he/she was duly authorized and empowered to do so, and the signature thereon is genuine.

Signature of Corporate Officer
Attesting Secretary Signature

SCHEDULE A

CERTIFICATE OF INCORPORATION

Secretary’s Certificate

FURTHER RESOLVED, that any schedules, assignments, bills of sale, promissory notes, security agreement, or other instruments,              or documents executed pursuant to these Resolutions by an officer of this Corporation, or by an employee of this Corporation              pursuant to delegation of authority, may be in such form and contain such terms, provisions, representations and warranties as they shall in their sole discretion determine;

FURTHER RESOLVED, that all acts and deeds heretofore done by any of such officers of this Corporation for and on behalf of this Corporation in entering into, executing, acknowledging or attesting any schedules, assignments, bills of sale, promissory notes, security agreements or other instruments, agreements or documents, or in carrying out the terms and intentions of these Resolutions are hereby ratified, approved and confirmed;

FURTHER RESOLVED, that the Warrant to purchase up to 66,964 shares of the Series BB Stock of the Corporation at a per share exercise price of $1.12, substantially in the form reviewed by and presented to the Board of Directors of the Corporation is hereby authorized, adopted, and approved in all respects, and the officers of the Corporation be, and hereby are, authorized, upon the satisfaction of any and all applicable conditions set forth in the Loan Agreements, in consideration of the Equipment Loan Transaction, to execute and deliver the Warrant on such terms and conditions as set forth in the Warrant with such additions, deletions, amendments, and modifications as such officer may deem in his sole discretion, necessary or advisable, the execution and delivery thereof to be conclusive evidence of his authority pursuant to this resolution;

FURTHER RESOLVED, that the Corporation hereby reserves 66,964 shares of the Series BB Stock (the “Warrant Shares”) for issuance upon exercise of the Warrant;

FURTHER RESOLVED, that in the event the number of Warrant Shares or other securities issuable upon exercise of the Warrant shall increase or decrease pursuant to the terms of the Warrant, the number of shares or other securities reserved for issuance pursuant to such exercise shall automatically, without further action by the Corporation, increase or decrease to equal the number of shares or other securities at any time issuable upon exercise of the Warrant;

FURTHER RESOLVED, that the Corporation hereby reserves a number of shares of Common Stock of the Corporation sufficient to satisfy the conversion provisions of the Warrant Shares issued upon exercise of the Warrant, and that, in the event the number of shares of Common Stock issuable upon conversion of the Warrant Shares shall increase or decrease pursuant to the rights of such shares, the shares of Common Stock reserved for issuance pursuant to the conversion of the Warrant Shares shall automatically, without further action by the Corporation, increase or decrease to equal the number of shares of Common Stock at any time issuable upon conversion of the Warrant Shares;

FURTHER RESOLVED, that upon exercise of the Warrant on the terms stated in the Warrant (including payment of the exercise price) and upon conversion of the Warrant Shares, the shares or other securities so issued shall be and constitute validly issued, fully paid and nonassessable shares or other securities of the Corporation; and

FURTHER RESOLVED, that upon any increase or decrease in the number of shares of capital stock or other securities of the Corporation reserved for issuance as provided above, the officers of the Corporation be, and hereby are, authorized and directed to execute a certificate stating the number of shares or other securities reserved for issuance as provided above, and to insert such certificate in the minute book of the Corporation, provided that failure to do so shall not affect the number of shares reserved for issuance.

IN WITNESS WHEREOF, we have hereunto set our hands as President and Secretary of said corporation and have attached hereto the official seal of said corporation, this 28th day of September, 2005.

Jan Turek, President

, Secretary

STATE OF NORTH CAROLINA	§
§
COUNTY OF DURHAM	§

This instrument was acknowledged before me on this 28th day of September 2005, by Jan Turek, President of Biolex, Inc., a Delaware corporation on behalf of said corporation.

Notary Public, State of North Carolina

My Commission Expires:

STATE OF NORTH CAROLINA	§
§
COUNTY OF DURHAM	§

This instrument was acknowledged before me on this 28th day of September 2005, by Dale Sandler, Secretary of Biolex, Inc., a Delaware corporation on behalf of said corporation.

Notary Public, State of North Carolina

My Commission Expires:

COLLATERAL MIX RIDER

TO

MASTER SECURITY AGREEMENT NO. 5081101

DATED SEPTEMBER 21, 2005

BETWEEN

OXFORD FINANCE CORPORATION (the “SECURED PARTY”)

AND

BIOLEX, INC. (the “DEBTOR”) (the “MASTER SECURITY AGREEMENT”)

Debtor shall cause the composition and mix of equipment constituting Collateral under the Master Security Agreement (in relation to the Indebtedness (as defined in the Master Security Agreement) outstanding at such time) to conform to and meet the concentration requirements (hereinafter “Concentration Requirement”) for each class of equipment (hereinafter “Equipment Class”) identified and set forth below. Debtor herein represents and warrants that it shall maintain each such Equipment Class and its respective Concentration Requirement at all times during the funding period of July 15, 2005 through July 15, 2006, except where Secured Party (at its sole and absolute discretion) authorizes any variance from the Concentration Requirement (“Concentration Variance”). If Secured Party authorizes the Concentration Variance then, within 120 days of the date such Concentration Variance occurs, Debtor will do one of the following (a “Concentration Correction”) for such period that the applicable Concentration Requirement is not otherwise maintained hereunder:

1.	Grant to Secured Party a security interest in additional equipment satisfactory to Secured Party, not previously subject to Secured Party’s security interest (collectively, the “Additional Equipment”), in sufficient type and amount so that the Concentration Requirement set forth below is met and the Concentration Variance is eliminated. The Additional Equipment shall be subject to all of the terms and conditions of the Master Security Agreement, including without limitation, Debtor’s representations, warranties, and covenants, which shall be deemed remade by Debtor upon its grant of a security interest in the Additional Equipment.

2.	Pay Secured Party cash in an amount equal to the Concentration Variance to hold as cash collateral. Debtor hereby grants Secured Party a security interest in such cash collateral and all proceeds and products thereof. Debtor agrees that such cash collateral held by Secured Party: (a) shall not bear interest, (b) may be commingled with other funds of Secured Party, and (c) may be applied by Secured Party to amounts owing by Debtor upon the occurrence and during the continuance of any Event of Default under the Master Security Agreement or the Note.

The failure of Debtor to do a Concentration Correction within the 120-day time period shall constitute a Default under the Note and the Master Security Agreement.

Equipment Class	Concentration Requirement

Laboratory and Pharmaceutical Manufacturing Equipment	Minimum of 60%

Soft	Maximum of 40% (No Minimum)

Dated as of: 9/29/05

OXFORD FINANCE CORPORATION	BIOLEX, INC.

By:	By:

Name:	Name:

Title:	Title:

AMENDMENT AGREEMENT

THIS AMENDMENT AGREEMENT (this “Amendment”) is made this day of June, 2006, by and between Biolex, Inc. (“Debtor”) and Oxford Finance Corporation (“Secured Party”) with respect to the following facts:

RECITALS

A. Debtor and Secured Party have entered into that certain Master Security Agreement No. 5081101 dated as of September 21, 2005 (together with all agreements entered into in connection therewith, the “MSA”).

B. Debtor and Secured Party wish to amend the MSA to reflect the change of Primary Account for Debtor.

NOW, THEREFORE, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, Debtor and Secured Party agree that paragraph 2(w) of the MSA is hereby amended as follows:

2. (r) Primary Account and Wire Transfer Instructions. Debtor maintains its Primary Account (the “Primary Operating Account”) ,and the Wire Transfer Instructions for the Primary Operating Account are as follows:

Bank Name: Wachovia Bank N.A.

Street Address: 3015 S              Street

City, State, Zip: Charlotte, NC

ABA No.: 053000219

Account No.: 2000017691646

Account Name: Biolex, Inc.

Debtor hereby agrees that Loans will be advanced to the account specified above and regularly scheduled payments will be automatically debited from the same account.

Except as expressly amended as set forth above, all of the terms of the MSA remain in full force and effect and unmodified.

IN WITNESS WHEREOF, the parties have caused this Amendment to be executed by their respective duly authorized representatives the date first set forth above.

Debtor: Biolex, Inc.	Secured Party: Oxford Finance Corporation:

By:	By:

Title:	Title:

COLLATERAL SCHEDULE NO. 01

THIS COLLATERAL SCHEDULE NO. 01 is annexed to and made a part of that certain Master Security Agreement No. 5081101 dated as of September 27, 2005 (“Agreement”), between Oxford Finance Corporation, together with its successors and assigns, if any, as Secured Party and Biolex, Inc. as Debtor and describes collateral in which Debtor has granted Secured Party a security interest in connection with the Indebtedness (as defined in the Security Agreement) including without limitation that certain Promissory Note dated September 29th 2005, in the original principal amount of $3,588,930.15 (“Note”).

Debtor hereby reaffirms all of the representations, warranties, and covenants contained in the Agreement and the Note as of the date hereof and further represents and warrants to Secured Party that no default has occurred and is continuing as of the date hereof.

Quantity, Manufacturer, Serial Number, Year/Model and Type of Equipment

See Attached Exhibit A

[Biolex to prepare Exhibit A per instructions from Secured Party]

SECURED PARTY: Oxford Finance Corporation	DEBTOR: Biolex, Inc.

By:	By:

Name:	Name:

Title:	Title:

Date:	Date:

Exhibit A

to Equipment Schedule 01 to the Master Security Agreement between Biolex and Oxford Finance

Company Name:	Biolex, Inc.

Equipment Location:	158 Credle Street, Pittsboro NC 27312

Item	Supplier	Equip Code	Description	QTY	Serial #	Price	Ext. Price	Invoice Subtotal	Vendor Subtotal	PO #	Invoice #	Inv Date	Ck #	Ck Amt
1	Amersham Biosciences	LAB	AktaExplorer 10S with control unit and fraction co. Chromotography system used for protein purification.	1	01160636	62,744.92	62,744.92	$62,744.92	$62,744.92	5976	2221636	3/25/2005	11918	88,000.00
		LAB	AktaExplorer 100 w/Control unit & fraction coll. Chromotography system used for protein purification.	1	01159420	61,716.48	61,716.48	$61,716.48	$124,461.40	5976	2220690&2221636	3/24/2005	12179	96,554.80
		LAB	AktaPurifier 100 with fraction collector. Chromotography system used for protein purification.	1	01080942	50,036.96	50,036.96	$50,036.96	$174,498.36	5976	2220690&2221636	3/24/2005	12179	96,554.80
		LAB	Electrophoresis w/Thermostatic Circulator	1	01170245	5,390.00	5,390.00	$5,390.00	$179,888.36	6331	2271644	5/31/2005	12708	6,607.65
		LAB	EPS 3501XL Power Supply	1	01165658	3,508.00	3,508.00	$3,508.00	$183,396.36	6660	2294367	6/28/2005	12963	4,432.40

Item	Supplier	Equip Code	Description	QTY	Serial #	Price	Ext. Price	Invoice Subtotal	Vendor Subtotal	PO #	Invoice #	Inv Date	Ck #	Ck Amt
2	Dell	COMP	Dell Latitude D600	1	CN-OD2125-48643-4CT-6669	2,356.64	2,356.64	$2,356.64	$2,356.64	Verbal	C94866633	1/17/2005	CC	2,654.92
		COMP	Dell Precision 370	1	1MQC071	1,269.00	1,269.00	$1,269.00	$3,625.64	Verbal	303432928	3/17/2005	12201	2,524.38
		COMP	Dell Dimiension 4700	1	CN-0X6252-70821-51C-F19Q	710.25	710.25	$710.25	$4,335.89	Verbal	303433074	3/18/2005	12201	2,524.38
		COMP	Dell Inspiron 600M	1	84R7Q71	1,426.50	1,426.50	$1,426.50	$5,762.39	6578	435762432	6/19/2005	12986	1,557.43
3	Wintech	COMP	IBM T41 Thinkpad	5	99-H68RC, 99-13BDX, 99-12ZXC, 99-13BDA, 99-13BDP	2,840.00	14,200.00	$14,200.00	$14,200.00	Verbal	43894	1/18/2005	11410	15,245.36
		COMP	IBM T41 Thinkpad	5	99-13BDY, 99-13BDZ, 99-PLTM3, 99-PLWT6, 99-H680W	2,840.00	14,200.00	$14,200.00	$28,400.00	Verbal	44000	2/1/2005	11566	15,245.36
		COMP	IBM NetVista S50	13	818321UKCT1WC, 818321UKCLW4AY, 818321UKCLW5RV, 818321UKCLT1WZ	978.00	12,714.00	$12,714.00	$41,114.00	Verbal	44067	2/1/2005	11633	13,672.46
					818321UKCLW4MG, 818321UKCLW5KF, 818321UKCLW7VR, 818321UKCLW4RR, 818321UKCLT1WT, 818321UKCLW5YD, 818321UKCLW8AD, 818321UKCLW3VN, 818321UKCLW5LK
		COMP	IBM NetVista S50	2	818321UKCLW4MX, 818321UKCAM2LO	978.00	1,956.00	$1,956.00	$43,070.00	Verbal	44056	1/27/2005	11516	2,880.31
		COMP	IBM NetVista S50	10	11S71P6695YJ1RD3KQ6050, 1S8183XXD6AS8328, 11S71P6695YJ1RD3KV6141, 818321UKCLW4AP, 818321UKCLW7NH	978.00	9,780.00	$9,780.00	$52,850.00	Verbal	44187	2/16/2005	11720	10,533.08

Item	Supplier	Equip Code	Description	QTY	Serial #	Price	Ext. Price	Invoice Subtotal	Vendor Subtotal	PO #	Invoice #	Inv Date	Ck #	Ck Amt
					818321UKCLW4BB, 818321UKCLW5TP, 11S71P6695YJ1RD3KV6159, 818321UKCLW4FV, 818321UKCLW4MC
		COMP	IBM NetVista S50	15	818321UKCLW5DX, 818321UKCLW8CF, 818321UKCLW3ML, 818321UKCLW3XR, 818321UKCLW3ZK, 818321UKCLW7WY, 818321UKCLW4FY	978.00	14,670.00	$14,670.00	$67,520.00	Verbal	44300	3/1/2005	11850	15,769.66
					818321UKCLW4FL, 818321UKCLW4BL, 818321UKCLW4AC, 818321UKCLW4AH, 818321UKCLW4LY, 818321UKCLW4CT, 818321UKCLW4AG, 818321UKCLW4VM
		COMP	IBM NetVista M50	1	8187D3UKCRZ09X	794.00	794.00	$794.00	$68,314.00	Verbal	44459	3/23/2005	12171	862.42
		COMP	IBM T41 Thinkpad	5	99-PLWX4, 99-H77AD, 99-PLWY3, 99-PLWW5, 99-PLWZ8	2,840.00	14,200.00	$14,200.00	$82,514.00	Verbal	44630	4/6/2005	12241	15,507.51

Item	Supplier	Equip Code	Description	QTY	Serial #	Price	Ext. Price	Invoice Subtotal	Vendor Subtotal	PO #	Invoice #	Inv Date	Ck #	Ck Amt
		COMP	IBM NetVista S50	6	11S71P6695YJ1RD3KV1076, 11S71P6695YJ1RD3JM2278, 11S71P6695YJ1RD3KW4687, 11S71P6695YJ1RD3KW4683, 11S71P6695YJ1RD3KW4708, 11S71P6695YJ1RD3HN3210	1,108.00	6,648.00	$6,648.00	$89,162.00	Verbal	45656	8/9/2005	13316	7,164.72
		COMP	IBM T42 Thinkpad	1	99-WCLC3	2,594.00	2,594.00	$2,594.00	$91,756.00	Verbal	45534	7/26/2005	13124	9,364.64
		COMP	IBM NetVista S50	5	11S71P6695YJ1RD3JM8582, 11S71P6695YJ1RD3HN3161, 11S71P6695YJ1RD3JM2413, 11S71P6695YJ1RD3KW4688, 11S71P6695YJ1RD3KW4747	1,108.00	5,540.00	$5,540.00	$97,296.00	Verbal	45555	7/28/2005	13124	9,364.64

5	Nuaire	LAB	Horizontal Laminar Airflow Cabinet NU-201-630	2	95033112404, 95034112404	4,136.00	8,272.00	$8,272.00	$8,272.00	5672	20042001	1/13/2005	11490	8,846.76

6	Sytec	COMP	Watchguard Firebox X700	1	808109658-2337	3,069.00	3,069.00	$3,069.00	$3,069.00	BSQ1084	121176	1/26/2005	11838	4,600.18

7	Ganesh	LAB	CNC Control for Milling Machine	1	CSD24248/SPL	14,340.00	14,340.00	$14,340.00	$14,340.00	5817	10939	2/1/2005	11941	11,684.00
													11518	2,921.00

Item	Supplier	Equip Code	Description	QTY	Serial #	Price	Ext. Price	Invoice Subtotal	Vendor Subtotal	PO #	Invoice #	Inv Date	Ck #	Ck Amt
8	BioRad	LAB	iCycler Thermal Cycler with laptop	1	582BR 012944	33,202.50	33,202.50	$33,202.50	$33,202.50	5713	SLI10123924	2/2/2005	11731	41,918.56
		LAB	Md GS-800 Imaging Densitometer	1	U9901-H9D0	14,525.00	14,525.00	$14,525.00	$47,727.50	6266	SLI10209690	5/20/2005	12644	23,167.73
		COMP	Beacon Design Software for iCycler	1	NA	1,515.25	1,515.25	$1,515.25	$49,242.75	5944	SLI10145874	3/1/2005	11925	1,630.86

9	Precision Detectors	LAB	Enterprise PD2000 Detector, Model PD2115	1	1063700	43,901.00	43,901.00	$43,901.00	$43,901.00	6332	1003	5/27/2005	12759	46,179.61

10	Thermo Electron Corp	LAB	NESLAB Merlin Series Chiller M-25	1	105111024	2,645.00	2,645.00	$2,645.00	$2,645.00	6351	259514	5/13/2005	12574	2,830.16
		LAB	Cryomed Freezer, 1.2 cf, Model 7452	1	502940-129	13,887.30	13,887.30	$13,887.30	$16,532.30	6044	1768960	4/6/2005	12268	16,521.05

11	Molecular Devices	LAB	SpectraMax M@ w/Software Pro	1	02267	31,042.00	31,042.00	$31,042.00	$31,042.00	6391	303756	5/16/2005	12616	50,481.74
		LAB	Versamax Microplate Reader	1	BN03137	15,925.50	15,925.50	$15,925.50	$46,967.50	6392	303795	5/17/2005	12616	50,481.74

12	Price’s Scientific	LAB	Revoc 25 Cu Ft -80 Freezer MD ULT2586-5-A37	1	Z030-274592-ZO	9,195.00	9,195.00	$9,195.00	$9,195.00	6124	13463	3/29/2005	12225	9,838.65

13	Imaging Supplies	OFC	HP Laser 4350DTN	1	USBXM01212	2,236.75	2,236.75	$2,236.75	$2,236.75	5767	7477	1/28/2005	11478	2,825.60
		OFC	HP Laser 4350N	1	USBXM15041	1,780.42	1,780.42	$1,780.42	$4,017.17	6032	7845	3/15/2005	12045	2,397.09

14	Silverson Machines	LAB	Silverson Model AX60 Batch Homogenizer	1	11129	6,245.00	6,245.00	$6,245.00	$6,245.00	5715	37341	1/25/2005	11997	6,245.00

15	Trimech Solutions	COMP	COSMOS FloWorks 2005 Software	1	NA	11,995.00	11,995.00	$11,995.00	$11,995.00	5907	104459	1/31/2005	11714	16,011.16

Item	Supplier	Equip Code	Description	QTY	Serial #	Price	Ext. Price	Invoice Subtotal	Vendor Subtotal	PO #	Invoice #	Inv Date	Ck #	Ck Amt
16	AMEC	COMP	HP Design Jet 500 42” Printer/Plotter Model C7770B	1	SG38K6107B	2,703.85	2,703.85	$2,703.85	$2,703.85	NA	3940-A	1/13/2005	11458	3,394.70

17	O’Neal Constructors LLC	SOFT	GMP construction	1	NA	85193.42	85193.42	85193.42	85193.42	NA	11221-25-012	$38,476.00	$12,312.00	85193.42
		SOFT	GMP construction	1	NA	273,011.45	273,011.45	$273,011.45	$358,204.87	NA	11221-25-012	5/31/2005	12756	273,011.45
		SOFT	GMP construction	1	NA	567,665.14	567,665.14	$567,665.14	$925,870.01	NA	11221-25-012	6/30/2005	12952	567,665.14
		SOFT	GMP construction	1	NA	622,125.30	622,125.30	$622,125.30	$1,547,995.31	NA	11221-25-012	7/31/2005	13206	622,125.30

18	Epix	LAB	Digital Imaging System	1	NA	3,110.00	3,110.00	$3,110.00	$3,110.00	6026	113548	3/14/2005	12123	3,128.00

19	VWR	LAB	Beckman Microfuge Model 22R	1	MHB04L021	4,423.68	4,423.68	$4,423.68	$4,423.68	6018	21693098	3/11/2005	12087	11,356.12
		LAB	Incubator Model 1545	1	01010605	1,467.96	1,467.96	$1,467.96	$5,891.64	6096	21820389	3/23/2005	12169	3,198.19
		LAB	Revco Refrig/Chart recorder	1	S13P-115456-SP	3,821.29	3,821.29	$3,821.29	$9,712.93	6330	22470462	5/19/2005	12696	8,049.19
		LAB	Upright Revco freezer	1	T06P-279758-TP	7,895.90	7,895.90	$7,895.90	$17,608.83	6461	22748081	6/14/2005	13053	20,759.14
		LAB	Revco Refrig	1	T06P-115775-TP	3,821.29	3,821.29	$3,821.29	$21,430.12	6423	22925157	6/29/2005	13053	20,759.14
		LAB	Incubator Model 1545	1	06044505	2,484.52	2,484.52	$2,484.52	$23,914.64	6096	22827684	6/21/2005	13053	20,759.14

20	Waters	LAB	Waters Alliance HPLC Analytical Equipment for Protein assays.	1	C05SM4 887M	51,920.00	51,920.00	$51,920.00	$51,920.00	6109	264175616	4/21/2005	12409	54,445.22

Item	Supplier	Equip Code	Description	QTY	Serial #	Price	Ext. Price	Invoice Subtotal	Vendor Subtotal	PO #	Invoice #	Inv Date	Ck #	Ck Amt
		LAB	Waters Alliance HPLC Analytical Equipment for Protein assays.	1	D05SM4991M	38,960.00	38,960.00	$38,960.00	$90,880.00	6109	264175616	4/21/2005	12091	50,000.00
		COMP	Empower, System Suitability Software	2	NA	1,848.00	3,696.00	$3,696.00	$94,576.00	6634	264207866	6/24/2005	13057	130,251.73
		COMP	MALDI - 19” Monitor	1	NA	240.00	240.00	$240.00	$94,816.00	6138	264171635, 264185969, 264187144, 264200093	4/13/05, 5/12/05, 5/13/05, 6/9/05	13057	130,251.73
		COMP	MALDI - Lic., Maxent. Mass spectrophometer, analytical equipment for protein analysis.	1	NA	2,300.00	2,300.00	$2,300.00	$97,116.00	6138	264171635, 264185969, 264187144, 264200093	4/13/05, 5/12/05, 5/13/05, 6/9/05	13057	130,251.73
		COMP	MALDI - Masslynx. Mass spectrophometer analytical equipment for protein analysis.	1	NA	2,150.00	2,150.00	$2,150.00	$99,266.00	6138	264171635, 264185969, 264187144, 264200093	4/13/05, 5/12/05, 5/13/05, 6/9/05	13057	130,251.73
		COMP	MALDI - Kit, Transformation	1	NA	1,300.00	1,300.00	$1,300.00	$100,566.00	6138	264171635, 264185969, 264187144, 264200093	4/13/05, 5/12/05, 5/13/05, 6/9/05	13057	130,251.73
		COMP	MALDI - Kit, Proteinlynx	1	NA	9,900.00	9,900.00	$9,900.00	$110,466.00	6138	264171635, 264185969, 264187144, 264200093	4/13/05, 5/12/05, 5/13/05, 6/9/05	13057	130,251.73
		LAB	MALDI - Mass spectrophometer, analytical equipment for protein analysis.	1	BBA005	117,000.00	117,000.00	$117,000.00	$227,466.00	6138	264171635, 264185969, 264187144, 264200093	4/13/05, 5/12/05, 5/13/05, 6/9/05	13057	130,251.73
		COMP	Q-TOF - Kit, Proteinlynx	1	NA	8,250.00	8,250.00	$8,250.00	$235,716.00	6138	264185969	5/12/2005	12779	134,677.42

Item	Supplier	Equip Code	Description	QTY	Serial #	Price	Ext. Price	Invoice Subtotal	Vendor Subtotal	PO #	Invoice #	Inv Date	Ck #	Ck Amt
		COMP	Q-TOF - Monitor	1	NA	240.00	240.00	$240.00	$235,956.00	6138	264185969	5/12/2005	12779	134,677.42
		COMP	Q-TOF - Nanolockspray Q-TOP spectrometer	1	NA	3,975.00	3,975.00	$3,975.00	$239,931.00	6138	264185969	5/12/2005	12779	134,677.42
		LAB	QTOF, Electro spray mass spectrophometer used for protein analysis.	1	UH186	105,000.00	105,000.00	$105,000.00	$344,931.00	6138	264185969	5/12/2005	12779	134,677.42
		COMP	Q-TOF - W/S Mlynx. Electro spray mass spectrophometer used for protein analysis.	1	NA	2,150.00	2,150.00	$2,150.00	$347,081.00	6138	264185969	5/12/2005	12779	134,677.42
		LAB	Waters Alliance HPLC Analytical Equipment for Protein assays.	1	C05SM4 796M	54,248.00	54,248.00	$54,248.00	$401,329.00	6138	264171635	4/13/2005	12331	197,158.67
		LAB	Waters Alliance HPLC Analytical Equipment for Protein assays.	1		72,408.00	72,408.00	$72,408.00	$473,737.00	6138	264171635	4/13/2005	12331	197,158.67
		LAB	Waters Alliance HPLC Analytical Equipment for Protein assays.	1		38,960.00	38,960.00	$38,960.00	$512,697.00	6138	264171635	4/13/2005	12331	197,158.67
21	Percival Scientific	LAB	Biological Incubator MD I-30BLL	2	734L.01.05E & 734L.02.05E	7,355.00	14,710.00	$14,710.00	$14,710.00	5914	41984	5/6/2005	12619	15,119.28
22	Beckman Coulter	LAB	JIA 9000 Fixed Angel Rotor	1	NA	14,900.00	14,900.00	$14,900.00	$14,900.00	6442	796003FT01	5/25/2005	12710	16,033.23

Item	Supplier	Equip Code	Description	QTY	Serial #	Price	Ext. Price	Invoice Subtotal	Vendor Subtotal	PO #	Invoice #	Inv Date	Ck #	Ck Amt
23	Insight	OFC	Infocus LCS XGA 2200 Lumens Projector	1	AJQN50300321	1,758.56	1,758.56	$1,758.56	$1,758.56	6090	97640988	3/19/2005	12047	2,225.73
24	Dynamic Office	FURN	FireKing lateral file cabinet	1	N49399	1,500.00	1,500.00	$1,500.00	$1,500.00	5760	15446	1/31/2005	11984	2,450.30
		FURN	FireKing lateral file cabinet	2	6310003 & 6169038	2,486.00	4,972.00	$4,972.00	$6,472.00	5768	15681	3/21/2005	12032	14,174.72
		FURN	FireKing lateral file cabinet	2	714870 & 715038	1,500.00	3,000.00	$3,000.00	$9,472.00	5768	15710	3/31/2005	12032	14,174.72
		FURN	FireKing lateral file cabinet	1	746071	2,336.00	2,336.00	$2,336.00	$11,808.00	6570	16050	6/28/2005	12835	3,134.52
25	Bioscience Int’l	LAB	SAS Super 180 Air Sampler	1	05-C-03584	4,300.00	4,300.00	$4,300.00	$4,300.00	6462	05 5669	6/30/2005	12971	4,344.00
26	Tecan	LAB	Tecan EVO 2M Robot	1	504000008	131,857.88	131,857.88	$131,857.88	$131,857.88	5998	140013919	6/27/2005	13046	148,881.69
27	Advanced Thermal	LAB	8-Channel Air Flow System	1	NA	1,924.00	1,924.00	$1,924.00	$1,924.00	6395	8073	6/15/2005	12958	5,160.06
28	Bertelkamp	LAB	Lightstack. Individual parts to construct a light system for automation plant growth.	1	NA	7,686.00	7,686.00	$7,686.00	$7,686.00	6025	531013-001, 531013-002	3/11/05, 3/17/05	12018	1,134.74
										6025	531013-003	3/30/2005	12185	7,700.55
29	Aloi	LAB	Metromax Storage Cart	1	NA	1,115.00	1,115.00	$1,115.00	$1,115.00	6405	6650	5/25/2005	12707	1,388.31
30	Ace Fabrication	LAB	GMP Bag Rack Holder/Hanger	1	NA	1,805.00	1,805.00	$1,805.00	$1,805.00	6285	117663	5/25/2005	12703	1,931.35
31	Southern Micro	LAB	Compound Scope 80i	1	401071	20,951.18	20,951.18	$20,951.18	$20,951.18	6267	I-05-00641	5/13/2005	12633	25,820.73

Item	Supplier	Equip Code	Description	QTY	Serial #	Price	Ext. Price	Invoice Subtotal	Vendor Subtotal	PO #	Invoice #	Inv Date	Ck #	Ck Amt
		LAB	Nikon SM2800 W/Camera	1	150269	4,727.26	4,727.26	$4,727.26	$25,678.44	6267	I-05-00641	5/13/2005	12633	25,820.73
32	Controlled Environment	LAB	Conviron Model MTPC576	5	050036, 050035, 050034, 050033, 050032	156,147.00	780,735.00	$780,735.00	$780,735.00	5925	3597 R	3/1/2005	11853	189,446.06
			Temperature controlled growth Chamber							5925	3665	8/17/2005	13528	211,556.06
										5925	3651	6/30/2005	12979	380,492.13
			TOTAL				$3,588,930.15	$3,588,930.15	$3,588,930.15

Explanation:

This table has formulas and should calculate totals independently.

EQUIP CODE	TOTAL CATEGORY AMT	% OF TOTAL
COMP	$156,542.49	4.4%
FURN	$11,808.00	0.3%
LAB	$1,866,808.62	52.0%
MANUF	$—	0.0%
OFC	$5,775.73	0.2%
OTHER	$—	0.0%
SOFT	$1,547,995.31	43.1%
TEL	$—	0.0%
TEST	$—	0.0%
TI	$—	0.0%
Grand Total	$3,588,930.15	100.00%

BIOLEX, INC.

BY:
TITLE:

All property listed above, together with any and all attachments, accessions, additions, replacements, improvements, modifications and substitutions thereto and therefor and a right to use license for any software related to any of the foregoing now or hereafter acquired and all proceeds, in the form of goods, accounts, chattel paper, documents, instruments and insurance proceeds.

COLLATERAL SCHEDULE NO. 02

THIS COLLATERAL SCHEDULE NO. 02 is annexed to and made a part of that certain Master Security Agreement No. 5081101 dated as of September 27, 2005 (“Agreement”), between Oxford Finance Corporation, together with its successors and assigns, if any, as Secured Party and Biolex, Inc. as Debtor and describes collateral in which Debtor has granted Secured Party a security interest in connection with the Indebtedness (as defined in the Security Agreement) including without limitation that certain Promissory Note dated March 15 2006, in the original principal amount of $1,037,682.25 (“Note”).

Debtor hereby reaffirms all of the representations, warranties, and covenants contained in the Agreement and the Note as of the date hereof and further represents and warrants to Secured Party that no default has occurred and is continuing as of the date hereof.

See attached Exhibit A for list of Collateral, all of which Collateral for this Schedule is located at the following address(es). If more than one address, Exhibit A contains a column with an indication of the location of each item:

Address 1:	158 Credle Street, Pittsboro NC 27312

Address 2:

SECURED PARTY: Oxford Finance Corporation	DEBTOR: Biolex, Inc.

By:	By:

Name:	Name:

Title:	Title:

Date:	Date:

Exhibit A

to Equipment Schedule 02 to Master Security Agreement between Biolex and Oxford Finance

CK DATE
Company Name:	Biolex, Inc.
Equipment Location:	158 Credle Street, Pittsboro NC 27312

Item	Supplier	Equip Code	Description	QTY	Serial #	Price	Ext. Price	Invoice Subtotal	Vendor Subtotal	PO #	Invoice #	Inv Date	Ck #	Ck Amt
1	Advanced Thermal Solutions	LAB	32 Channel Air Flow & Temp. Measurement System	1	1284	$7,487.00	$7,487.00	$7,487.00	$7,487.00	7340	8444	12/21/2005	14838	16,367.94

2	Amersham Biosciences	LAB	Index Column 70/500 DI/NI	1	0504/407	$2,308.00	$2,308.00	$2,308.00	$2,308.00	6789	2311516	7/20/2005	13431	$8,297.75
		LAB	AKTA purifier 100 with control	1	01178287	$48,438.00	$48,438.00	$48,438.00	$50,746.00	7148	2362754	9/15/2005	13807	$175,979.11
							$—	$—	$50,746.00	7148	2374194	9/30/2005	13913	$1,972.74
		LAB	AKTA Pilot	1	01181508	$97,471.00	$97,471.00	$97,471.00	$148,217.00	7149	2364714	9/19/2005	13807	$175,979.11
		LAB	Akta Purifier 100 w/ Frac. Collector	1	01199594	$48,648.60	$48,648.60	$48,648.60	$196,865.60	7884	2434544	12/28/2005	14907	$69,329.50
											2433982	12/27/2005	14841	20,343.08

3	Analytical Spectral Dvcs	LAB	Field SpecPro VNIR Desktop Version	1	7087	$16,990.00	$16,990.00	$16,990.00	$16,990.00	7435	4712	10/31/2005	14288	$19,110.00

4	Consolidated Stills & Sterilizers	LAB	Decontamination Auto Clave SR24D	1	5902-12	36,480.00	$36,480.00	$36,480.00	$36,480.00	7421	18133	1/31/2006	1248	$36,480.00

5	Conviron	LAB	Conviron Cart (36x52”)	6	NA	$1,015.00	$6,090.00	$6,090.00	$6,090.00	7272	SIP22379	11/30/2005	14603	$6,516.30

6	Dell	COMP	Dell Precision Workstation M70	1	BK2Z181	$3,328.00	$3,328.00	$3,328.00	$3,328.00	6840	508152255	8/7/2005	13599	$4,668.88
		COMP	Dell Dimension 4700 Series	1	6ZMQR71	$1,067.00	$1,067.00	$1,067.00	$4,395.00	6602	47610948	7/6/2005	13531	$1,318.50

Item	Supplier	Equip Code	Description	QTY	Serial #	Price	Ext. Price	Invoice Subtotal	Vendor Subtotal	PO #	Invoice #	Inv Date	Ck #	Ck Amt
7	Dwyer Instruments	LAB	Mass Flow Controller 200 LPM	3	G152872-2C; G152872-3C; G152872-1C	$1,235.00	$3,705.00	$3,705.00	$3,705.00	7930	02272966	1/31/2006	1257	$8,446.74

8	Dynamic Office Services	FURN	Fireproof File Cabinet	1	756395	$2,336.00	$2,336.00	$2,336.00	$2,336.00	7029	16385	9/13/2005	13602	$2,599.52
		FURN	Lab Furniture for Manufacturing	1	NA	$7,727.00	$7,727.00	$7,727.00	$10,063.00	6320	16005	6/14/2005	13663	$9,467.89
			(Grade “A” Office Workstations)
		FURN	4-Drawer Lateral Firewall File Cabinet	1	N-774295	$2,336.00	$2,336.00	$2,336.00	$12,399.00	7339	16589	10/28/2005	14121	$3,954.37

9	Fisher Scientific	LAB	Accument Excel 20 pH Meter	3	XL94001281; XL94001341; XL94001342	$1,549.37	$4,648.11	$4,648.11	$4,648.11	7540	8419098	11/4/2005	14383	$17,776.91
		LAB	Mettler Toledo Balance PB303	1	1126450082	$1,098.16	$1,098.16	$1,098.16	$5,746.27	7778	9140877	12/8/2005	14677	12,025.71
		LAB	Mettler Toledo Balance PB303	1	1126450083	$1,098.16	$1,098.16	$1,098.16	$6,844.43	7779	9140879	12/8/2005	14677	12,025.71

10	Laboratory Environments	FURN	Lab Furniture for New QC Lab	1	NA	$9,956.00	$9,956.00	$9,956.00	$9,956.00	6150	20506-TB	5/16/2005	12452	$15,608.02
			2 Sink base units
			1 Door/drawer base unit
			4 End filler panels
			1 Drawer base unit
			1 Apron assembly
			3 pr Legs
			2 Island filler panels
			2 H&CW fixture w/vacuum breaker
			2 Hand held eye wash
			2 Double gang, double faced pedestal electric fixture
			134 sq ft 3/4” thick black epoxy resin tops
			2 sink cutouts
			5 Fixture holes
			68 sq ft High pressure plastic laminate tops
			1 Stainless steel sink
			1 Stainless steel sink outlet
			1 Safety station
			1 Drop-in epoxy resin sink
			1 Sink outlet

Item	Supplier	Equip Code	Description	QTY	Serial #	Price	Ext. Price	Invoice Subtotal	Vendor Subtotal	PO #	Invoice #	Inv Date	Ck #	Ck Amt
11	Millipore	LAB	Glass QuikScale Column Assembly 70x550	1	Q570-0048	$5,754.00	$5,754.00	$5,754.00	$5,754.00	7541	3861666	11/17/2005	14486	$9,846.65
		LAB	Glass QuikScale Column Assembly 100x550	2	Q5100-0087; Q5100-0088	$6,556.00	$13,112.00	$13,112.00	$18,866.00	7541	3865589	11/28/2005	14562	$15,251.93
		LAB	GAG 70x800 7 Bar Column Assembly	1	QS70-0058	$6,559.00	$6,559.00	$6,559.00	$25,425.00	7541	3870205	12/2/2005	14635	11,072.52

12	MiniTec	LAB	108x54” Cart w/6 Shelves	1	NA	$3,440.00	$3,440.00	$3,440.00	$3,440.00	7384	31761	11/17/2005	14487	$3,817.42

13	O’Neal	SOFT	GMP Construction	1	NA	$11,265.47	$11,265.47	$11,265.47	$11,265.47	NA	002	5/4/2005	12513	$11,265.47
		SOFT	GMP Construction	1	NA	$63,819.11	$63,819.11	$63,819.11	$75,084.58	NA	006	8/3/2005	13420	$63,819.11
		SOFT	GMP Construction	1	NA	$277,457.45	$277,457.45	$277,457.45	$352,542.03	NA	007	9/1/2005	13688	$277,457.45
		SOFT	GMP Construction	1	NA	$26,633.51	$26,633.51	$26,633.51	$379,175.54	NA	008	9/30/2005	13969	$26,633.51
		SOFT	GMP Construction	1	NA	$114,544.40	$114,544.40	$114,544.40	$493,719.94	NA	009	9/30/2005	14218	$114,544.40

14	Pall	LAB	Alpha Laval Trilobe	1	631644-01	$43,323.00	$43,323.00	$43,323.00	$43,323.00	6497	90004195	9/16/2005	13859	$27,813.37
						$43,323.00	$—	$—	$43,323.00		90003608	6/15/2005	13030	$18,542.24

15	Percival Scientific	LAB	Biological Incubator Model I-36LL	2	7760.01.05H; 7760.02.05H	$9,855.00	$19,710.00	$19,710.00	$19,710.00	6268A	42422	8/31/2005	13690	$20,567.23

Item	Supplier	Equip Code	Description	QTY	Serial #	Price	Ext. Price	Invoice Subtotal	Vendor Subtotal	PO #	Invoice #	Inv Date	Ck #	Ck Amt
16	Powervar	LAB	UPS Model ABCDEF5200 for Q-TOF	1	050605912	$6,775.00	$6,775.00	$6,775.00	$6,775.00	6903	132472	8/11/2005	13467	$7,355.89

17	Price’s Scientific Svcs	LAB	Harris Platinum 32 Cu. Ft. -86 Freezer	1	PSSI32V85BCU (2060-274742-20)	$7,500.00	$7,500.00	$7,500.00	$7,500.00	7177	013967	9/29/2005	13879	$8,185.50

18	Sanyo	LAB	Bio-Medical (-30 deg C) Freezer	1	51190300	$5,086.00	$5,086.00	$5,086.00	$5,086.00	8053	90202797	1/30/2006	1303	$52,260.47
		LAB	Ultra-Low Temp. (-86 deg C) Freezer	1	51014229	$8,330.00	$8,330.00	$8,330.00	$13,416.00	8053	90202798	1/30/2006	1303	$52,260.47
		LAB	Ultra-Low (-86 deg C) Freezer	4	51014530; 51014210; 51014207; 51014247	$8,330.00	$33,320.00	$33,320.00	$46,736.00	8066	90203333	2/1/2006	1303	$52,260.47

19	SEM	LAB	Disintegrator System Model 584 (Reconditioned)	1	NA	$15,950.00	$15,950.00	$15,950.00	$15,950.00	6714	49474	7/29/2005	13370	$18,947.40

20	Silverson Machines, Inc.	LAB	High Sheer Lab Mixer, Model L4RT-A	1	NA	$3,270.00	$3,270.00	$3,270.00	$3,270.00	7227	39341	9/27/2005	13984	$3,360.00
		LAB	L4RT Lab Mixer	1	16081	$3,270.00	$3,270.00	$3,270.00	$6,540.00	7432	39573	10/25/2005	14227	$6,929.00
		LAB	L4RT Lab Mixer	1	16087	$3,270.00	$3,270.00	$3,270.00	$9,810.00	7433	39574	10/25/2005	14227	$6,929.00

21	Sytec	COMP	Proliant ML 370 Server	1	USE 544N158	$2,047.60	$2,047.60	$2,047.60	$2,047.60	NA	123595	11/8/2005	14231	$31,380.24
		COMP	Proliant ML 350 Server	1	USM54004T9	$2,286.74	$2,286.74	$2,286.74	$4,334.34	NA	123595	11/8/2005	14231	$31,380.24
		COMP	HP/Veritas Tape Backup	1	HUL5H06059	$3,469.17	$3,469.17	$3,469.17	$7,803.51	NA	123595	11/8/2005	14231	$31,380.24
		COMP	Cisco Router	1	FOC0941U0VQ	$6,589.34	$6,589.34	$6,589.34	$14,392.85	NA	123595	11/8/2005	14231	$31,380.24
		COMP	Liebert UPStation	1	0524400370AF071	$1,043.32	$1,043.32	$1,043.32	$15,436.17	NA	123595	11/8/2005	14231	$31,380.24
		COMP	Liebert UPStation	1	0524400367AF071	$1,043.32	$1,043.32	$1,043.32	$16,479.49	NA	123595	11/8/2005	14231	$31,380.24
		COMP	Liebert UPStation GXT2 1500VA	1	052790013TAF051	$778.89	$778.89	$778.89	$17,258.38	NA	123595	11/8/2005	14231	$31,380.24
		COMP	OPEN MS Exchange Server	1	NA	$691.03	$691.03	$691.03	$17,949.41	NA	123595	11/8/2005	14231	$31,380.24
		COMP	Cisco Router	1	FOC0941U0CQ	$1,808.64	$1,808.64	$1,808.64	$19,758.05	NA	123622	11/11/2005	14506	$5,442.22

Item	Supplier	Equip Code	Description	QTY	Serial #	Price	Ext. Price	Invoice Subtotal	Vendor Subtotal	PO #	Invoice #	Inv Date	Ck #	Ck Amt
22	Triangle Process Equipment	LAB	110 Gallon tank	1	NA	$1,986.00	$1,986.00	$1,986.00	$1,986.00	7929	2006 12077	2/2/2006	1401	$3,227.46

23	Trimech Solutions	COMP	Solidworks 2005 Office Professional for Craig Greiner	1	NA	$5,490.00	$5,490.00	$5,490.00	$5,490.00	7047	105701	8/31/2005	13703	$7,556.63

24	VWR	FURN	Lab Furniture for New QC Lab	1	NA	$3,181.25	$3,181.25	$3,181.25	$3,181.25	6908	23587734; 23748231; 23814223	8/25/05; 9/9/05; 9/15/05	13644	$13,062.52
							$—	$—	$3,181.25				13994	$7,688.36
			2 Hood wall/VWR wall unit, SLD 36x30x12 3/4”
			5 Desk wall/VWR wall unit, SLD 36x30x12 3/4
			1 Hood wall/VWR wall unit, SLD 48x30x12 3/4
			1 Hood wall/30Hx24Wx39T
			1 Hood wall/S.S drip trough
			1 Island/29”Dx60”WxBlack epoxy resin top
			1 Island/30Hx60W starter workbench w/cstr
		FURN	Lab Furniture for Automation Lab	1	NA	$5,004.89	$5,004.89	$5,004.89	$8,186.14	6972	23644482	8/30/2005	13644	$13,062.52
			8 AU rails
			1 VWR base unit, 2 door 48x22x36
			1 VWR base unit, 1dr/dwr 18x22x36
			2 VWR base unit, 1dr/dwr 18x22x36
			7 VWR base unit, 2dr/dwr 30x22x36
		LAB	Handheld Air Particle Counter	1	050827006	$2,732.13	$2,732.13	$2,732.13	$10,918.27	6944	23636077	8/30/2005	13644	$13,062.52

Item	Supplier	Equip Code	Description	QTY	Serial #	Price	Ext. Price	Invoice Subtotal	Vendor Subtotal	PO#	Invoice #	Inv Date	Ck #	Ck Amt
		FURN	Lab Furniture for GLP Lab	1	NA	$8,498.52	$8,498.52	$8,498.52	$19,416.79	6658	23274869; 23274860; 23274867; 23356078; 23388908	7/29/05; 7/29/05; 7/29/05; 8/5/05; 8/9/05	13574	$11,483.58
			1 AU rails 4x24				$—	$—	$19,416.79				13877	$7,291.29
			3 AU rails 4x30
			5 VWR base unit, 1dr/dwr 18x22x36
			7 VWR base unit, 2dr/dwr 30x22x36
			1 VWR base unit, 2dr 60x22x36
			3 VWR filler panels, ACC
			1 1” thick chemical resistant worktops w/4” back curb
			1 20x16x12 bowl
		LAB	Refrigerated Bechtop Shaker	1	141205099969	$4,663.44	$4,663.44	$4,663.44	$24,080.23	7084	24150581	10/14/2005	14171	$12,548.68

25	Wahl Instruments	LAB	High Accuracy Thermal Imager	1	0002579	$5,299.00	$5,299.00	$5,299.00	$5,299.00	7434	WI18771	12/9/2005	14724	6,310.27

26	Wintech	COMP	IBM T43 Thinkpad	1	L3-AENW2	$2,494.00	$2,494.00	$2,494.00	$2,494.00	NA	45926	9/19/2005	13801	$5,380.91
		COMP	IBM T43 Thinkpad	1	VDT3B-34DDX-C4CRX-9YGB4-R2R86	$2,494.00	$2,494.00	$2,494.00	$4,988.00	NA	46247	10/25/2005	14098	$3,573.80
		COMP	IBM T42 Thinkpad	1	00045-590-228-541	$2,480.00	$2,480.00	$2,480.00	$7,468.00	NA	46650	12/12/2005	14584	$2,699.61

			TOTAL				$1,037,682.25	$1,037,682.25	$1,037,682.25

49

Explanation:

This table has formulas and should calculate totals independently.

EQUIP CODE	TOTAL CATEGORY AMT	% OF TOTAL
COMP	$37,111.05	3.6%
FURN	$39,039.66	3.8%
LAB	$467,811.60	45.1%
MANUF	$—	0.0%
OFC	$—	0.0%
OTHER	$—	0.0%
SOFT	$493,719.94	47.6%
TEL	$—	0.0%
TEST	$—	0.0%
TI	$—	0.0%
Grand Total	$1,037,682.25	100.00%

BIOLEX, INC.

BY:
TITLE:

All property listed above, together with any and all attachments, accessions, additions, replacements, improvements, modifications and substitutions thereto and therefor and a right to use license for any software related to any of the foregoing now or he

COLLATERAL SCHEDULE NO. 03

THIS COLLATERAL SCHEDULE NO. 03 is annexed to and made a part of that certain Master Security Agreement No. 5081101 dated as of September 21, 2005 (“Agreement”), between Oxford Finance Corporation, together with its successors and assigns, if any, as Secured Party and Biolex, Inc. as Debtor and describes collateral in which Debtor has granted Secured Party a security interest in connection with the Indebtedness (as defined in the Security Agreement) including without limitation that certain Promissory Note dated June 9 2006, in the original principal amount of $373,527.47 (“Note”).

Debtor hereby reaffirms all of the representations, warranties, and covenants contained in the Agreement and the Note as of the date hereof and further represents and warrants to Secured Party that no default has occurred and is continuing as of the date hereof.

See attached Exhibit A for list of Collateral, all of which Collateral for this Schedule is located at the following address(es). If more than one address, Exhibit A contains a column with an indication of the location of each item:

Address 1:	158 Credle Street, Pittsboro NC 27312

Address 2:	Not applicable

SECURED PARTY: Oxford Finance Corporation	DEBTOR: Biolex, Inc.

By:	By:

Name:	Name:

Title:	Title:

Date:	Date:

Exhibit A

to Collateral Schedule 3 to Master Security Agreement #5081101 between Biolex and Oxford Finance Corporation

Company Name:	Biolex, Inc.

Equipment Location 1:	Biolex, Inc., 158 Credle Street, Pittsboro, NC 27312	1

Equipment Location 2:		2

Item #	Supplier	Loc Code	Equip Code	Description	Item Details	QTY	Serial #	Price	Ext. Price	Invoice Subtotal	Vendor Subtotal	PO #	Invoice #	Inv Date	Ck #	Ck Amt
1-a	Amersham	1	LAB	AKTA Prime plus Excl Rec	in Bioanalytical	1	1197655	11,958.00	11,958.00	$11,958.00	$11,958.00	7884	2434544	12/28/05	14907	69,329.50
	BioRadv			ChemiDoc				30,459.60	30,459.60	$30,459.60
2-a		1	LAB		in QC	1	536046					8426	SLI10419425, SLI10401128	3/29/06, 3/6/06	1865	45,364.94
2-b		1	LAB	iCycler Themo Cycler	in QC	1	582BR016041	7,191.00	7,191.00	$7,191.00
2-c		1	LAB	Versa Fluor Fluorometer	in QC	1	435BR1481	4,077.00	4,077.00	$4,077.00	$41,727.60
3-a	Cole-Parmer	1	LAB	Modular Digital Dispensing Pump & Footswitch	in Bioprocessing	1	B06000131	2,520.00	2,520.00	$2,520.00		8596	5980739	03/20/06	1799	7,228.64
3-b		1	LAB	Modular Digital Dispensing Pump & Footswitch	in Bioprocessing	1	M05006838	2,520.00	2,520.00	$2,520.00	$5,040.00	8596	5980739	03/20/06	1799	7,228.64
4-a	Consolidated Stills & Sterilizers	1	LAB	Sterilizer (Autoclave) Model SR-24A	in Tissue Culture	1	042706	30,380.00	30,380.00	$30,380.00	$30,380.00	8243	18606	04/28/06	2295	30,380.00
5-a	Fisher	1	LAB	Milli-Q System	in QC	1	F5SN03662A	8,453.96	8,453.96	$8,453.96	$8,453.96	8664	1759310	03/31/06	1891	9,847.41
6-a	GE Healthcare	1	LAB	AKTA Purifier 100 w/Control	in Proc. Dev.	1	1219536	53,728.00	53,728.00	$53,728.00		8872	2537031	04/21/06	2216	129,975.12
6-b		1	LAB	AKTA Purifier 100 w/Control	in Proc. Dev.	1	1219534	53,728.00	53,728.00	$53,728.00		8872	2537031	04/21/06	2216	129,975.12
6-c		1	LAB	AKTA Prime	in Proc. Dev.	1	1216615	11,481.60	11,481.60	$11,481.60	$118,937.60	8872	2537031	04/21/06	2216	129,975.12

Item #	Supplier	Loc Code	Equip Code	Description	Item Details	QTY	Serial #	Price	Ext. Price	Invoice Subtotal	Vendor Subtotal	PO #	Invoice #	Inv Date	Ck #	Ck Amt
7-a	GE Infrastructure Sensing	1	LAB	Kaye Validator 2000	in Engineering	1	0602034	14,135.00	14,135.00	$14,135.00		8461	4095240	03/03/06	1684	28,296.68
7-b		1	LAB	IRTD 400 Standard	in Engineering	1	G0203	3,950.00	3,950.00	$3,950.00	$18,085.00	8461	4095240	03/03/06	1684	28,296.68
8-a	ISC BioExpress	1	LAB	Problot 12 Hybridization Oven	in QC	1	11014705	1,675.00	1,675.00	$1,675.00	$1,675.00	8429	444378	03/16/06	1817	1,953.02
9-a	Millipore	1	LAB	Labscale TFF System	in Bioanalytical	1	PSPN8322025	4,523.00	4,523.00	$4,523.00	$4,523.00	8364	3959412	04/27/06	2337	8,100.38
10-a	Percival Scientific	1	LAB	Percival Biological Incubator Model I-36LL	in Tissue Culture	1	8454,01.06D	10,250.00	10,250.00	$10,250.00		8197	43291	04/21/06	2239	20,918.52
10-b		1	LAB	Percival Biological Incubator Model I-36LL	in Tissue Culture	1	8454,02.06D	10,250.00	10,250.00	$10,250.00	$20,500.00	8197	43291	04/21/06	2239	20,918.52
11-a	Perkin Elmer	1	LAB	Lambda 25 UV Specttrophotometer	in QC	1	101N6042102	12,020.00	12,020.00	$12,020.00	$12,020.00	8964	5301153041	05/16/06	2340	13,646.66
12-a	Robert Brown Associates	1	LAB	Fristam Pump & Controller	in Automation	1	F0601142828	15,271.00	15,271.00	$15,271.00	$15,271.00	8193	6345	03/24/06	1932	15,337.77
13-a	Sanyo	1	LAB	Ultra-Low (-86 deg C) Upright Freezer	in Bioanalytical	1	51116226	8,330.00	8,330.00	$8,330.00		8313	90207886	02/27/06	1643	27,859.29
13-b		1	LAB	Ultra-Low (-86 deg C) Upright Freezer	in Bioanalytical	1	51116172	8,330.00	8,330.00	$8,330.00		8313	90207886	02/27/06	1643	27,859.29
13-c		1	LAB	Ultra-Low (-86 deg C) Upright Freezer	in Bioanalytical	1	51116173	8,330.00	8,330.00	$8,330.00	$24,990.00	8313	90207886	02/27/06	1643	27,859.29
14-a	Tecan	1	LAB	Infinite M200 Microplate Reader	in Automation	1	602000003	19,538.00	19,538.00	$19,538.00		7962	140023512, 140023733	2/10/06, 2/16/06	1553	21,098.25
14-b		1	LAB	Columbus PRO Strip Washer	in Bioanalytical	1	603000008	5,326.50	5,326.50	$5,326.50		8468	140024998	03/16/06	1841	11,719.72
14-c		1	LAB	Columbus PRO Strip Washer	in Bioanalytical	1	603000009	5,326.50	5,326.50	$5,326.50	$30,191.00	8468	140024998	03/16/06	1841	11,719.72
15-a	VWR	1	LAB	Tabletop Centrifuge Allegra X-15R	in Bioanalytical	1	ALP06A29	8,199.00	8,199.00	$8,199.00		8242	25409734	02/14/06	1565	12,918.21
15-b		1	LAB	Horizontal Laminar Flow Hood w/Table 6ft	in Plant Biology	1	2060200012	5,869.33	5,869.33	$5,869.33		7975	25451234	02/17/06	1560	12,922.33
15-c		1	LAB	Microfuge 22R	in Bioanalytical	1	MHB05M035	4,440.95	4,440.95	$4,440.95		8509	25786681	03/17/06	1852	22,839.28
15-d		1	LAB	Osmometer	in Bioprocessing	1	06020139A	6,825.08	6,825.08	$6,825.08		8632	25816003	03/21/06	1852	22,839.28
15-e		1	LAB	Microfuge 22R	in Bioanalytical	1	MHB05K006	4,440.95	4,440.95	$4,440.95	$29,775.31	8509	25786680	03/17/06	1852	22,839.28

				TOTAL					$373,527.47	$373,527.47	$373,527.47

Explanation:

This table has formulas and should calculate totals independently.

EQUIP CODE	TOTAL CATEGORY AMT	% OF TOTAL

COMP	$—	0.0%
FURN	$—	0.0%
LAB	$373,527.47	100.0%
MANUF	$—	0.0%
OFC	$—	0.0%
OTHER	$—	0.0%
SOFT	$—	0.0%
TEL	$—	0.0%
TEST	$—	0.0%
TI	$—	0.0%
Grand Total	$373,527.47	100.0%

Biolex Inc.

By:
Title:

All property listed above, together with any and all attachments, accessions, additions, replacements, improvements, modifications and substitutions thereto and therefor and a right to use license for any software related to any of the foregoing now or hereafter acquired and all proceeds, in the form of goods, accounts, chattel paper, documents, instruments and insurance proceeds.

Equipment Code List

COMP	=	Computer Hardware

FURN	=	Furniture

LAB	=	Lab Equipment

MANUF	=	Manufacturing

OFC	=	Office Equipment

OTHER	=	Other than listed above

SOFT	=	Computer Software, Tax, Freight

TEL	=	Telephone

TEST	=	Electronic Test Equipment

TI	=	Tenant Improvements